As filed with the Securities and Exchange Commission on January 9, 2009.
SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
FILE NUMBER 811-21777
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)
☑ Filed by the Registrant
☐ Filed by a Party other than the Registrant
Check the appropriate box:
☑ Preliminary Proxy Statement
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
JOHN HANCOCK FUNDS III
(Name of Registrant as Specified in Its Charter)
JOHN HANCOCK FUNDS III
(Name of Person(s) Filing Proxy Statement)
Payment of filing fee (check the appropriate box):
☐ $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or 14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).
☐ Fee paid previously with preliminary materials.
☑ No fee required.

John Hancock Funds III (the “Trust”)
February 6, 2009
Dear Fellow Shareholder:
I am writing to ask for your assistance with an important matter involving your investment in the one or more of the Trust’s series (the “Funds”). You are being asked to vote on several proposed changes affecting the Funds. To consider and vote on these proposed changes, a Special Joint Meeting of Shareholders of the Funds will be held at 601 Congress Street, Boston, Massachusetts 02210, on April 16, 2009, at 2:00 p.m., Eastern Time (the “Meeting”). We encourage you to read the attached materials in their entirety.
The enclosed proxy statement sets forth four proposals that you are being asked to vote on. The first proposal, a routine item, concerns the election of trustees. Routine items occur annually and make no fundamental or material changes to a Fund’s investment objectives, policies or restrictions, or to the investment management contracts. The other proposals are not considered routine items. All four are summarized below:
The following is an overview of the proposals on which you are being asked to vote. You will find a detailed explanation of each proposal in the enclosed proxy materials.
Shareholders of the Funds are being asked to approve several proposals, including the following:
(1) Election of Trustees
You are being asked to elect eleven Trustees as members of the Board of Trustees of the Trust (the “Board”).
(2) Amendments to the Advisory Agreement
You are being asked to approve several amendments to the Advisory Agreement with John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”). The purpose of this proposal is to streamline the advisory agreements across the John Hancock Fund Complex, primarily to clarify that the new Agreement covers only investment advisory services. Consistency in operational procedures across the John Hancock Fund Complex will speed processes and minimize transaction error. These benefits contribute to a goal of maintaining, even reducing, operational costs. Restricting the new form of Advisory Agreement to investment advisory services will facilitate the Adviser’s ability to manage those services that are “non-investment” in nature.
The revisions to the Advisory Agreement will not result in any change in advisory fee rates or the level or quality of advisory services provided to the Funds, and is not expected to materially increase the Funds’ overall expense ratios. Other details and impacts of this proposal are described in the accompanying proxy statement.
(3) Revisions to or Elimination of Fundamental Investment Policies and Restrictions
You are being asked to approve various amended and restated fundamental investment restrictions for the Funds, as described in the proxy statement. This proposal is intended to conform and standardize many of the investment restrictions that apply to the Funds and other funds in the John Hancock Fund Complex. In addition, you are being asked to approve the elimination of fundamental investment restrictions for various Funds, which had been required under state “blue sky” regulations that are no longer in effect.
(4) Revision to Merger Approval Requirements
You are being asked to approve an amendment to the Trust’s Declaration of Trust, as described in the proxy statement. This proposal is intended to modernize the Declaration of Trust by amending it in accordance with changes in Investment Company Act of 1940 Rule 17a-8. This proposal is intended to permit mergers of affiliated

Funds without a shareholder vote in certain circumstances to reduce the need for affiliated Funds to incur the expense of soliciting proxies when a merger would not raise significant issues for shareholders.
We Need Your Vote of Approval
After careful consideration, the Board has unanimously approved each of the applicable proposals and recommends that shareholders vote “FOR” their approval, but the final approval requires your vote. The enclosed proxy statement, which I strongly encourage you to read before voting, contains further explanation and important details of the proposals. The Board has fixed the close of business on January 23, 2009 as the record date for the determination of shareholders entitled to vote at the Meeting and any adjournments.
Your Vote Matters!
You are being asked to approve these proposals. No matter how large or small your Fund holdings, your vote is extremely important. After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote one of three ways: via telephone by calling the number listed on your proxy card, via mail by returning the enclosed voting card or via the Internet by visiting www.jhfunds.com/proxy and selecting the appropriate Fund. I am confident that the proposed changes will help us better serve all of the Funds’ shareholders. If you have questions, please call a John Hancock Funds Customer Service Representative at 1-800-225-5291 between 8:00 a.m. and 7:00 p.m., Eastern Time. I thank you for your time and your prompt vote on these matters.
Sincerely,
/s/ Keith F. Hartstein
Keith F. Hartstein
John Hancock Funds, LLC, 601 Congress Street, Boston, MA 02210, Member FINRA, SIPC • John Hancock Investment Management Services, LLC • John Hancock Signature Services, Inc.

JOHN HANCOCK FUNDS III
(the “Trust”)
John Hancock Classic Value Mega Cap Fund
John Hancock Disciplined Value Fund
John Hancock Global Shareholder Yield Fund
John Hancock Growth Opportunities Fund
John Hancock International Allocation Portfolio
John Hancock International Core Fund
John Hancock International Growth Fund
John Hancock Leveraged Companies Fund
John Hancock Rainier Growth Fund
John Hancock Small Cap Opportunities Fund
John Hancock U.S. Core Fund
John Hancock Value Opportunities Fund
(the “Funds”)
601 Congress Street
Boston, Massachusetts 02210
NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
To the Shareholders of the Funds:
Notice is hereby given that a Special Joint Meeting of Shareholders of the Funds will be held at 601 Congress Street, Boston, Massachusetts 02210, on April 16, 2009 at 2:00 p.m., Eastern Time (the “Meeting”). A Proxy Statement, which provides information about the purposes of the Meeting, is included with this notice. The Meeting will be held for the following purposes:

Proposal 1	Election of eleven Trustees as members of the Board of Trustees of the Trust (the “Board”). All shareholders of the Trust will vote on Proposal 1.

Proposal 2	Approval of amendments to the Advisory Agreement between the Trust and John Hancock Investment Management Services, LLC.

Shareholders of each Fund will vote separately on Proposal 2.

Proposal 3	Approval of revised fundamental investment restrictions regarding:
(a) Concentration;

(b) Diversification;

(c) Underwriting

(d) Real estate;

(e) Loans; and

(f) Senior securities.
Shareholders of each Fund will vote separately on Proposal 3(a).
Only shareholders of Disciplined Value Fund, Global Shareholder Yield, International Allocation Portfolio, International Core Fund, International Growth Fund, Leveraged Companies Fund, Rainier Growth Fund, Small Cap Opportunities Fund, U.S. Core Fund, and Value Opportunities Fund will vote separately on Proposal 3(b).
Shareholders of each Fund will vote separately on each of Proposals 3(c) through 3(f).
Approval of elimination of fundamental restrictions previously required under state “blue sky” laws:
(g) Margin investment; and

(h) Short selling.
Only shareholders of Classic Value Mega Cap Fund, Global Shareholder Yield Fund, Growth Opportunities Fund, International Allocation Portfolio, International Core Fund, International

Growth Fund, U.S. Core Fund, and Value Opportunities Fund will vote separately on each of Proposals 3(g) and 3(h).

Proposal 4	Revision to merger approval requirements.

All shareholders of the Trust will vote on Proposal 4.
Any other business that may properly come before the Meeting.
The Board recommends that shareholders vote “FOR” all the Proposals.
Each shareholder of record at the close of business on January 23, 2009 is entitled to receive notice of and to vote at the Meeting.
Sincerely,
Thomas M. Kinzler
Secretary
February 6, 2009
Boston, Massachusetts

Your vote is important — Please vote your shares promptly.
Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by:
(i)	completing the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;

(ii)	following the touch-tone telephone voting instructions found below; or

(iii)	following the Internet voting instructions found below.
In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.
INSTRUCTIONS FOR EXECUTING PROXY CARD
The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
Individual Accounts: Your name should be signed exactly as it appears on the proxy card.
Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.
All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card.
INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
Read the enclosed Proxy Statement, and have your proxy card handy.
Call the toll-free number indicated on your proxy card.
Enter the control number found on the front of your proxy card. Follow the recorded instructions to cast your vote.
INSTRUCTIONS FOR VOTING BY INTERNET
Read the enclosed Proxy Statement, and have your proxy card handy.
Go to the Web site on the proxy card.
Enter the “control number” found on your proxy card.
Follow the instructions on the Web site. Please call the toll-free number indicated on your proxy card if you have any problems.

JOHN HANCOCK FUNDS III
(THE “TRUST”)
JOHN HANCOCK CLASSIC VALUE MEGA CAP FUND
JOHN HANCOCK DISCIPLINED VALUE FUND
JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND
JOHN HANCOCK GROWTH OPPORTUNITIES FUND
JOHN HANCOCK INTERNATIONAL ALLOCATION PORTFOLIO
JOHN HANCOCK INTERNATIONAL CORE FUND
JOHN HANCOCK INTERNATIONAL GROWTH FUND
JOHN HANCOCK LEVERAGED COMPANIES FUND
JOHN HANCOCK RAINIER GROWTH FUND
JOHN HANCOCK SMALL CAP OPPORTUNITIES FUND
JOHN HANCOCK U.S. CORE FUND
JOHN HANCOCK VALUE OPPORTUNITIES FUND
(THE “FUNDS”)
PROXY STATEMENT
SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD APRIL 16, 2009
The following table summarizes which Funds (and share classes) are being asked to vote on a particular Proposal.

Proposal	Funds	Classes
1	All Funds	All Classes

2	All Funds	All Classes

3(a)	All Funds	All Classes

3(b)	Disciplined Value Fund	All Classes
Global Shareholder Yield Fund
International Allocation Portfolio
International Core Fund
International Growth Fund
Leveraged Companies Fund
Rainier Growth Fund
Small Cap Opportunities Fund
U.S. Core Fund
Value Opportunities Fund

3(c) to 3(f)	All Funds	All Classes

3(g) and 3(h)	Classic Value Mega Cap Fund	All Classes
Global Shareholder Yield Fund
Growth Opportunities Fund
International Allocation Portfolio
International Core Fund
International Growth Fund
U.S. Core Fund
Value Opportunities Fund

4	All Funds	All Classes

i

JOHN HANCOCK FUNDS III
(the “Trust”)
JOHN HANCOCK CLASSIC VALUE MEGA CAP FUND
JOHN HANCOCK DISCIPLINED VALUE FUND
JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND
JOHN HANCOCK GROWTH OPPORTUNITIES FUND
JOHN HANCOCK INTERNATIONAL ALLOCATION PORTFOLIO
JOHN HANCOCK INTERNATIONAL CORE FUND
JOHN HANCOCK INTERNATIONAL GROWTH FUND
JOHN HANCOCK LEVERAGED COMPANIES FUND
JOHN HANCOCK RAINIER GROWTH FUND
JOHN HANCOCK SMALL CAP OPPORTUNITIES FUND
JOHN HANCOCK U.S. CORE FUND
JOHN HANCOCK VALUE OPPORTUNITIES FUND
(the “Funds”)
601 Congress Street
Boston, Massachusetts 02210
PROXY STATEMENT
SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD APRIL 16, 2009
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of the Trust of proxies to be used at a Special Joint Meeting of shareholders of the Funds to be held at 601 Congress Street, Boston, Massachusetts 02210, on April 16, 2009 at 2:00 p.m., Eastern Time (the “Meeting”). Pursuant to the Agreement and Declaration of Trust of the Trust (the “Declaration of Trust”), the Board has designated January 23, 2009 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of Funds held. This Proxy Statement is first being sent to shareholders on or about February 6, 2009.
The Trust is an open-end management investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of the Trust being offered as of the Record Date were divided into the 12 Funds listed above.
Investment Management. John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”) serves as investment adviser for the Trust and each of the Funds. Pursuant to an investment advisory agreement with the Trust, the Adviser is responsible for, among other things, administering the business and affairs of the Funds and selecting, contracting with, compensating and monitoring the performance of the investment subadvisers that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with the Adviser. JHIMS is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Each of the subadvisers to the Funds is also registered as an investment adviser under the Advisers Act or is exempt from such registration.
The Distributor. John Hancock Funds, LLC (the “Distributor”) serves as each Fund’s distributor.
The offices of JHIMS and the Distributor are located at 601 Congress Street, Boston, Massachusetts 02210, and their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

PROPOSAL 1 — ELECTION OF ELEVEN TRUSTEES AS MEMBERS OF THE BOARD
(All Funds)
Shareholders are being asked to elect each of the individuals listed below (the “Nominees”) as a member of the Board. Ten of the Nominees currently are Trustees and have served in that capacity continuously since originally elected or appointed. One of the Nominees, John G. Vrysen, has not served as a Trustee. Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.
The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the Nominees. If, prior to the Meeting, any Nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person or persons of their choice as Nominee or Nominees. All of the Nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected.
The business and affairs of the Trust, including those of the Funds, are managed under the direction of the Board. The following table presents certain information regarding the current Trustees, as well as a Nominee who is not currently serving as a Trustee, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the table includes information concerning other directorships held by each Nominee in other registered investment companies or publicly traded companies. Information is listed separately for each Nominee who is an “interested person” (as defined in the 1940 Act) of the Trust (each an “Interested Trustee”) and the Nominees who are not interested persons of the Trust (the “Independent Trustees”). Each Trustee oversees all of the Funds. In addition to the Funds, some Trustees also oversee other funds advised by JHIMS or JHIMS’ affiliates (collectively with the Funds, the “John Hancock Fund Complex”). As of December 31, 2008, the John Hancock Fund Complex consisted of 270 funds (including separate series of series mutual funds): the Trust (comprised of the 12 Funds included in this proxy); John Hancock Trust (“JHT”) (112 funds); John Hancock Funds II (“JHF II”) (95 Funds); and 52 other John Hancock funds. Each Nominee’s business address is 601 Congress Street, Boston, Massachusetts 02210.

Interested Trustees/Nominees
Number of Funds in
Name	Position		John Hancock Fund
(Birth	with the	Principal Occupation(s) and Other Directorships	Complex Overseen by
Year)	Trust	During the Past 5 Years	Trustee/Nominee
James R. Boyle(1) (1959)	Trustee (since 2006)	Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John Hancock Life Insurance Company (“JHLICO”) (since 2004); Chairman and Director, John Hancock Advisers, LLC (“JHA”), The Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) and John Hancock Funds, LLC (“John Hancock Funds”) (since 2005); Chairman and Director, JHIMS (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A) (until 2004).	267

Interested Trustees/Nominees
Number of Funds in
Name	Position		John Hancock Fund
(Birth	with the	Principal Occupation(s) and Other Directorships	Complex Overseen by
Year)	Trust	During the Past 5 Years	Trustee/Nominee
John G. Vrysen(1) (1955)	Nominee for Trustee Chief Operating Officer (since 2006)	Senior Vice President, MFC (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group, JHA, and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds (“JHF”), JHF II, the Trust and JHT (since 2007), Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkeley Group, MFC Global Investment Management (US), JHA, John Hancock Funds, LLC, JHF, JHF II, JHF III and JHT (2005-2007); Vice President, MFC (until 2006).	N/A

(1)	The Trustee is an Interested Trustee due to his position with the Adviser and certain of its affiliates.

(2)	Prior to January 1, 2005, John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”) was named The Manufacturers Life Insurance Company (U.S.A.).

Independent Trustees/Nominees
			Number of Funds in
	Position(s)		John Hancock Fund
Name	with the	Principal Occupation(s) and Other Directorships	Complex Overseen by
(Birth Year)	Trust	During the Past 5 Years	Trustee/Nominee
James F. Carlin (1940)	Trustee (since 2006)	Director and Treasurer, Alpha Analytical Laboratories (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and Education Tax Exempt Trust (1993-2003).	50

William H. Cunningham (1944)	Trustee (since 2006)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until 2001); Director of the following: Hicks Acquisition Company 1, Inc. (since 2007); Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory Director, Interactive Bridge, Inc. (college	50

Independent Trustees/Nominees
			Number of Funds in
	Position(s)		John Hancock Fund
Name	with the	Principal Occupation(s) and Other Directorships	Complex Overseen by
(Birth Year)	Trust	During the Past 5 Years	Trustee/Nominee
		fundraising) (until 2001); Advisory Director, Q Investments (until 2003); Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank – Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah Jackson (1952)	Trustee (since 2008)	Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).	50

Charles L. Ladner (1938)	Trustee (since 2006)	Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P.(gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association (until 2005).	50

Stanley Martin (1947)	Trustee (since 2008)	Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004-2006); Executive Vice President/Consultant, HSBC Bank USA (2000-2003); Chief Financial Officer/Executive Vice President, Republic New York Corporation & Republic National Bank of New York (1998-2000); Partner, KPMG LLP (1971-1998).	50

Independent Trustees/Nominees
			Number of Funds in
	Position(s)		John Hancock Fund
Name	with the	Principal Occupation(s) and Other Directorships	Complex Overseen by
(Birth Year)	Trust	During the Past 5 Years	Trustee/Nominee
Patti McGill Peterson (1943)	Trustee (since 2006) and Chairperson (since 2008)	Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public Affairs, Cornell University (1997-1998); Former President Wells College, St. Lawrence University and the Association of Colleges and Universities of the State of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange (since 2003).	50

John A. Moore (1939)	Trustee (since 2006)	President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (consulting)(since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).	50

Steven R. Pruchansky (1944)	Trustee (since 2006) and Vice Chairman (since 2008)	Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).	50

Gregory A. Russo (1949)	Trustee (since 2008)	Vice Chairman, Risk & Regulatory Matters, KPMG, LLC (“KPMG”) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002).	21
Correspondence intended for any of the Nominees may be sent to the attention of the individual Nominee or to the Board at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to the Board or individual Nominee will be logged and sent to the Board or individual Nominee.

Principal Officers Who Are Not Trustees or Nominees
The following table presents information regarding the current principal officers of the Trust who are neither current Trustees nor Nominees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Adviser. Each such officer’s business address is 601 Congress Street, Boston, Massachusetts 02210-2805.

Name
(Birth	Position(s) with
Year)	the Trust	Principal Occupation(s) During Past 5 Years
Keith F. Hartstein (1956)	President and Chief Executive Officer (since 2006)	Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, JHA, The Berkeley Group, the Distributor (since 2005); Director, MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Chairman and Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive Officer, JHIMS (since 2006); President and Chief Executive Officer, JHF II, the Trust and JHT; Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); President and Chief Executive Officer, MFC Global (U.S.) (2005-2006); Executive Vice President, the Distributor (until 2005).

Francis V. Knox, Jr. (1947)	Chief Compliance Officer (since 2006)	Vice President and Chief Compliance Officer, JHIMS, JHA and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, JHF, JHF II, JHF III and JHT (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Gordon M. Shone (1956)	Treasurer (since 2006)	Senior Vice President, JHLICO (U.S.A.) (since 2001); Treasurer for JHF (since 2006); JHF II, JHF III and JHT (since 2005); Vice President and Chief Financial Officer, JHT (2003-2005); Vice President, JHIMS, JHA (since 2006).

Charles A. Rizzo (1959)	Chief Financial Officer (since 2007)	Chief Financial Officer, JHF, JHF II, JHF III and JHT (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005).

Thomas M. Kinzler (1955)	Secretary and Chief Legal Officer (since 2006)	Vice President and Counsel, JHLICO (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds (“JHF”), JHF II, the Trust and JHT (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).
Duties of Trustees; Board Meetings and Board Committees
The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. The Trustees may appoint officers who assist in managing its day-to-day affairs. The Board met ___ (___) times during the year ended September 30, 2008.

During the year ended September 30, 2008, the Board had four (4) standing committees: the Audit and Compliance Committee, the Contracts/Operations Committee, the Governance Committee and the Investment Performance Committee. Each Committee was comprised entirely of Independent Trustees. In January 2009, the Board’s committee structure was changed to consist of six (6) standing committees. The following discussion relates to the committee structure that was in place through December 2008. The new committee structure is described below under “Revised Committee Structure.”
Audit and Compliance Committee. All of the members of this Committee are independent, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board independent registered public accounting firms for a Fund, oversees the work of the independent registered public accounting firm in connection with each Fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time.
The Audit and Compliance Committee held ___ (___) meetings during the year ended September 30, 2008.
Governance Committee. This Committee is comprised of all of the Independent Trustees. This Committee reviews the activities of the other standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Trustees who are not Independent Trustees and the officers of the fund are nominated and selected by the Board.
In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, this Committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the Funds and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Funds and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.
It is the intent of the Governance Committee that at least one Independent Trustee be an “audit committee financial expert” as defined by the Securities and Exchange Commission.
As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy these criteria, the Trust anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or a committee determines that the selection of a new or additional Independent Trustee is in the best interests of a Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of this Committee. This Committee may retain a consultant to assist it in a search for a qualified candidate, and has done so recently. The Committee has adopted Procedures for the Selection of Independent Trustees, a form of which is attached as Appendix A to this Proxy Statement.
Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, this Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Trust’s proxy card. If this Committee or the Board determines not to include such candidate among the Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Trust’s Proxy Statement.
Shareholders may communicate with the Trustees as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Trust at the following address: 601 Congress Street, Boston, Massachusetts 02210-2805. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of a Fund.
The Governance Committee held ___ (___) meetings during the year ended September 30, 2008.
Contracts/Operations Committee. This Committee oversees the initiation, operation, and renewal of the various contracts between a Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. This Committee held ___ (___) meetings during the year ended September 30, 2008.
Investment Performance Committee. This Committee monitors and analyzes the performance of a Fund generally, consults with the Adviser as necessary if a Fund requires special attention, and reviews peer groups and other comparative standards as necessary. This Committee held ___ (___) meetings during the year ended September 30, 2008.
Revised Committee Structure. Beginning January 2009, the Trust’s committee structure was revised to consist of six (6) committees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee (which corresponds to the former Governance Committee); the Equity Investment Performance Committee and the Fixed-Income and Closed-End Fund Investment Performance Committee (which together correspond to the former Investment Performance Committee); and the Contracts/Operations Committee (which corresponds to the former committee of the same name). In terms of function, other than the separate Audit and Compliance Committees, the current committees operate in the same manner as their predecessor committees.
Audit Committee. The accounting oversight function of this Committee is described above in the discussion of the former Audit and Compliance Committee.
Compliance Committee. The primary role of this Committee is to oversee the activities of the Trust’s Chief Compliance Officer; the implementation and enforcement of the Trust’s compliance policies and procedures; and compliance with the Trust’s and the Independent Trustees’ Codes of Ethics.
The current membership of each committee is set forth below. As Chairperson of the Board, Ms. McGill Peterson is considered an ex oficio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate. Prior to January 2009, Ms. Jackson and Messrs. Martin and Russo were not members of any committee.

		Nominating,		Fixed-Income
		Governance	Equity	and Closed-End
		and	Investment	Fund Investment
Audit	Compliance	Administration	Performance	Performance	Contracts/Operations

Mr. Cunningham	Mr. Carlin	All Independent	Mr. Carlin	Ms. Jackson	Mr. Ladner
Ms. Jackson	Mr. Russo	Trustees	Mr. Cunningham	Mr. Ladner	Dr. Moore
Mr. Martin			Mr. Moore	Mr. Martin	Mr. Pruchansky
			Mr. Russo	Mr. Pruchansky
Compensation of Trustees
The Trust pays fees only to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The following table shows the compensation paid to each Independent Trustee for his or her service as a Trustee for the year ended December 31, 2008.

Independent Trustee	Trust		John Hancock Fund Complex
Carlin		$21,460		$268,834
Cunningham		$8,827		$160,500
Jackson		$4,565		$42,750
Ladner		$12,005		$165,500
Martin		$6,723		$59,960
Moore		$15,650		$215,000
McGill Peterson		$6,209		$160,500
Pruchansky		$9,467		$206,500
Russo	$	___	$	___
The Trust does not have a pension or retirement plan for any of its Trustees or officers. The Trust participates in the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his deferred fees invested in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Independent Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. As of November 30, 2008, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $155,441; Mr. Ladner was $71,250; Ms. McGill Peterson was $112,504; Dr. Moore was $209,777; and Mr. Pruchansky was $255,930 under the Plan.
Nominee Ownership of Shares of the Funds
The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen or to be overseen by a Nominee, owned beneficially by each nominee as of December 31, 2008. The table lists only those Funds in which one or more of the Nominees own shares. The current value of the Funds that the participating Independent Trustees have selected under the Plan is included in this table. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:
A-$0
B -$1 up to and including $10,000
C -$10,001 up to and including $50,000
D -$50,001 up to and including $100,000
E -$100,001 or more

McGill
Fund/Trustee	Boyle	Carlin	Cunningham	Jackson	Ladner	Martin	Peterson	Moore	Pruchansky	Russo	Vrysen
Classic Value Mega Cap		B					B	A
Disciplined Value		A					A	A
Global Shareholders Yield		B					B	B
Growth Opps		A					A	A
Intl Allocation Port		B					B	A
Intl Core		B					C	B

McGill
Fund/Trustee	Boyle	Carlin	Cunningham	Jackson	Ladner	Martin	Peterson	Moore	Pruchansky	Russo	Vrysen
Intl Growth		B					B	A
Leveraged Companies		A					A	A
Rainer Growth		B					C	B
Small Cap Opps		A					A	A
US Core		A					A	A
Value Opps		B					B	A
John Hancock Fund Complex
Material Relationships of the Independent Trustees
As of December 31, 2008, none of the Independent Trustees, nor any immediate family member, owned shares of the Adviser or a principal underwriter of the Funds, nor does any such person own shares of a company controlling, controlled by or under common control with the Adviser or a principal underwriter of the Funds.
There have been no transactions by the Funds since the beginning of the Funds’ last two fiscal years, nor are there any transactions currently proposed in which the amount exceeds $120,000, and in which any Trustee of the Funds or any immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the Funds in an amount in excess of $120,000 at any time since that date.
No Independent Trustee, nor any immediate family member, has had in the past five years, any direct or indirect interest, the value of which exceeds $120,000, in the Adviser, a principal underwriter of the Funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Funds. Moreover, no Independent Trustee or his or her immediate family member has, or has had in the last two fiscal years of the Funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $120,000, in which the following persons were or are a party: the Funds, an officer of the Trust, any investment company sharing the same investment adviser or principal underwriter as the Funds or any officer of such a company, any investment adviser or principal underwriter of the Funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds, or any officer of such a person.
Within the last two completed fiscal years of the Funds, no officer of any investment adviser or principal underwriter of the Funds or of any person directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of the Funds, has served as a director on a board of a company where any of the Independent Trustees or Nominees, or immediate family members of such persons, has served as an officer.
Legal Proceedings
There are no material pending legal proceedings to which any Trustee or affiliated person is a party adverse to the funds or any of its affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee or executive officer of the Funds within the past five years.

Required Vote
Trustees are elected by a plurality of the votes cast by holders of shares of the Trust present in person or represented by proxy at the Meeting.
The Board, including all the Independent Trustees, recommends that shareholders of the Funds vote “FOR” all of the Nominees.

PROPOSAL 2 — APPROVAL OF AMENDMENTS TO THE ADVISORY AGREEMENT
(All Funds)
Shareholders of the Funds are being asked to approve amendments to the Advisory Agreement for the Funds. The amendment will not change the annual advisory fee rates payable by any Fund, and is not expected to materially increase the Funds’ overall expense ratios.
Introduction
At its meeting on December 8-9, 2008, the Board, including all the Independent Trustees, approved the amendments to the Advisory Agreement between the Trust and the Adviser (Proposal 2). A copy of the amended Advisory Agreement is included at Appendix B to this Proxy Statement.
The purpose of this proposal is to streamline the advisory agreements across the John Hancock Fund Complex. The amendments to the Advisory Agreement will:
▪	Eliminate coverage of all Non-Advisory Services from the Advisory Agreement. In this Proxy Statement, the term “Non-Advisory Services” means services that include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design, and other services that are not investment advisory in nature.
▪	Clarify that advisory fees are accrued and paid on a daily basis.
The 1940 Act requires that any change in an advisory contract be approved by shareholders of a Fund.
Additional Information. For additional information about the Adviser, including: “Management and Control of the Adviser,” the amounts of advisory fees paid to the Adviser during each Fund’s fiscal year, and “Payments by the Funds to Affiliates of the Adviser,” see Appendix C hereto (“Additional Information About the Adviser and the Advisory Agreements”). The advisory fee schedule for each Fund and information regarding comparable funds managed by the Adviser are set forth in Appendix D hereto (“Advisory Fee Schedules and Comparable Funds Managed by the Adviser”).
Elimination of Non-Advisory Services from the Advisory Agreement
The current Advisory Agreement describes the investment advisory functions to be performed by the Adviser (or a subadviser, under the Adviser’s supervision), including the formulation and implementation of a continuous investment program for each Fund consistent with the Fund’s investment objectives and related investment policies (“Advisory Services”). In addition, the current Advisory Agreement provides that the Adviser will provide certain Non-Advisory Services. JHIMS is reimbursed for its costs in providing Non-Advisory Services to the Funds; the advisory fees charged under the Advisory Agreement do not cover the cost of Non-Advisory Services.
In order to provide clarity, it is proposed that all references to Non-Advisory Services in the Advisory Agreement be eliminated. Management has proposed to the Board that the Funds adopt a new Services Agreement that will clearly cover all Non-Advisory Services, including those eliminated from the Advisory Agreement, if Proposal 2 is approved. The new Service Agreement may be approved by the Board with no approvals required from shareholders.
Management believes that placing Non-Advisory Services in a separate contract will facilitate more effective tracking of administrative services and costs. The elimination of these provisions from the Advisory Agreement and inclusion of Non-Advisory Services under the separate Service Agreement are not expected to materially increase the Funds’ overall expense ratios. Consistency in operational procedures across the John Hancock Fund Complex will speed processes and minimize transaction error. These benefits contribute to a goal of maintaining, even reducing, operational costs. Restricting the new form of Advisory Agreement to investment advisory services will facilitate the Adviser’s ability to manage those services that are “non-investment” in nature. The Board expects to consider management’s Service Agreement proposal, which does not require shareholder approval, at a future Board meeting.
The proposed amendments to the Advisory Agreement will not result in any increase in the advisory fee that each Fund pays the Adviser under the current Advisory Agreement or in any change in the nature and level of Advisory Services provided by the Adviser to the Funds, and are not expected to materially increase the Funds’ overall expense ratios. Although the removal of Non-Advisory Services to a separate Service Agreement may increase the amount of expenses incurred by the Funds for such Services, any such increase is not expected to be material.
Frequency of Payment
The amended Advisory Agreement will explicitly state that advisory fees will be accrued and paid on a daily basis. The amount of a Fund’s advisory fee is determined by applying the annual fee rate to the net assets of the Fund. Currently, the Advisory Agreement is silent as to the frequency with which advisory fees are accrued and paid. The method of calculating advisory fees and the advisory fee rates payable by these Funds will remain unchanged.
As compensation for its advisory services under the Advisory Agreement, the Adviser receives a fee from the Trust computed separately for each Fund. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. Currently, advisory fees are accrued and paid to the Adviser on a daily basis. This amendment is intended to make this practice explicit in the Advisory Agreement. The amendment will not change the annual advisory fee rates payable by any of the Funds.
This amendment will have no effect on the amount of advisory fees that the Funds will pay. Had this provision been a part of the Advisory Agreement from the outset, the Funds would have paid the same amount of advisory fees.
DESCRIPTION OF CURRENT AND AMENDED ADVISORY AGREEMENTS
The following is a summary of the terms of the amended Advisory Agreement and the current Agreement that are substantially similar.
Duties. The Adviser oversees the investment operations of each Fund, and retains and compensates subadvisers that manage the investment and reinvestment of the Funds’ assets pursuant to subadvisory agreements with the Adviser.
Compensation. The annual percentage rates for the Funds’ advisory fees are set forth in Appendix D of this Proxy Statement. The new form of Advisory Agreement does not change the annual advisory fee rates for the Funds.
Expenses. Each Fund is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser has agreed to pay. Each Fund pays the expenses of:
•	custody, auditing, transfer agency, bookkeeping and dividend disbursement;
•	trade commissions;
•	taxes;
•	legal fees and expenses, including litigation and share registration; and
•	printing and mailing shareholder reports, prospectuses and proxy statements.
Liability. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.
Term. With respect to each Fund, each of the current and the amended Advisory Agreements has an initial two-year term, and continuance must be specifically approved at least annually either by: (a) the Board; or (b) a Majority of the Fund’s Outstanding Voting Securities (as defined below). Any such continuance also requires the approval of a majority of the Independent Trustees.
In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:
(1) 67% or more of the voting securities of the Trust or a Fund, as applicable, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or a Fund, as applicable, are present in person or by proxy; or
(2) more than 50% of the outstanding voting securities of the Trust or a Fund, as applicable.
Any required shareholder approval of any continuance of the current or proposed amended Advisory Agreements shall be effective with respect to a Fund if a Majority of the Outstanding Voting Securities of that Fund votes to approve such continuance even if such continuance may not have been approved by a Majority of the Outstanding Voting Securities of the other Fund.
Failure of Shareholders to Approve Continuance. If the outstanding voting securities of a Fund fail to approve any continuance of the Advisory Agreement, the Adviser may continue to act as investment adviser with respect to the Fund pending the required approval of the continuance of such agreement, a new agreement with the Adviser or a different adviser, or other definitive action. The compensation received by the Adviser during such period will be no more than: (a) its actual costs incurred in furnishing Advisory Services; or (b) the amount it would have received under the Agreement, whichever is less.
Termination. The Advisory Agreement may be terminated with respect to a Fund at any time without the payment of any penalty on 60 days’ written notice to the other parties. The Agreement with respect to a Fund may be terminated by:
•	the Trustees;
•	a Majority of the Outstanding Voting Securities of the Fund; or
•	the Adviser.
An Advisory Agreement will automatically terminate in the event of its assignment.
Amendments. The Advisory Agreement may be amended, provided the amendment is approved by the vote of a Majority of the Outstanding Voting Securities of each affected Fund and by the vote of a majority of the Trustees, including a majority of the Independent Trustees.
Any required shareholder approval of any amendment shall be effective with respect to a Fund if a Majority of the Outstanding Voting Securities of that Fund votes to approve the amendment, even if the amendment may not have been approved by a Majority of the Outstanding Voting Securities of another Fund.

EVALUATION BY EACH BOARD OF THE AMENDED ADVISORY AGREEMENT UNDER PROPOSAL 2
At its meeting on December 8-9, 2008, the Board, including all the Independent Trustees, approved the proposed amendments to the Advisory Agreement for the Funds under Proposal 2.
The Board, including the Independent Trustees, is responsible for selecting a Fund’s investment adviser, approving the Adviser’s selection of Fund subadvisers and approving that Fund’s advisory and subadvisory agreements, their periodic continuation and any amendments.
Consistent with SEC rules, the Board regularly evaluates a Fund’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:
▪	the nature, extent and quality of the services to be provided by the Adviser to the Funds;
▪	the investment performance of the Funds;
▪	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund;
▪	the costs of the services to be provided and the profits to be realized by the Adviser (including any subadvisers affiliated with the Adviser) and its affiliates from the Adviser’s relationship with a Fund; and
▪	comparative services rendered and comparative advisory fee rates.
The Board believes that information relating to all these factors is relevant to its evaluation of a Fund’s advisory agreements.
At its meeting on June 10, 2008, the Board approved the annual continuation of the Advisory Agreement and considered each of the factors listed above. With respect to each Fund, a discussion of the basis of the Board’s approval of the Advisory Agreement and its consideration of such factors at that meeting is available in the shareholder report for the fiscal six month period during which the approval took place. Each such report was mailed to shareholders of the relevant Fund on or about two months after the relevant six month period. A copy of the report may be obtained by calling 1-800-225-5291 (TDD – 1-800-554-6713) or by writing to the Trust at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Gordon M. Shone.
In approving the proposed amendments to the Advisory Agreement at the December 8-9, 2008 meeting, the Board determined that it was appropriate to rely upon its recent consideration at its June 10, 2008 meeting of such factors as: fund performance; the realization of economies of scale; profitability of the Advisory Agreement to the Adviser; and comparative advisory fee rates (as well as its conclusions with respect to those factors). The Board noted that it had, at the June 10, 2008 meeting, concluded that these factors, taken as a whole, supported the continuation of the Advisory Agreement. The Board, at the December 8-9, 2008 meeting, revisited particular factors to the extent relevant to the proposed amendments to the Agreement. In particular, the Board noted the skill and competency of the Adviser in its past management of each Fund’s affairs and subadvisory relationships, the qualifications of the Adviser’s personnel who perform services for the Trust and the Funds, including those who served as officers of the Trust, and the high level and quality of services that the Adviser may reasonably be expected to continue to provide the Funds and concluded that the Adviser may reasonably be expected to perform its services ably under the proposed amendments to the Advisory Agreement. The Board also took into consideration the extensive analysis and effort undertaken by a working group comprised of a subset of the Board’s Independent Trustees, which met several times, both with management representatives and separately, to evaluate the proposals described here, prior to the Board’s December 8-9, 2008 meeting. The Board considered with respect to Proposal 2 the differences between the current and the Agreement as proposed to be amended, as described above and agreed that the amended Advisory Agreement structure would more clearly delineate the Adviser’s duties under the Agreement by separating the Adviser’s administrative functions from its advisory functions. The enhanced delineation is expected to facilitate oversight of the Adviser’s advisory and administrative activities without leading to any material increase in the Funds’ overall expense ratios.
Required Vote
Shareholders of each Fund voting on the proposed amendments to the Advisory Agreement will vote separately with respect to that proposal. For each Fund, approval of Proposal 2 will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund. If shareholders of a Fund do not approve Proposal 2, the proposed amendments to the Advisory Agreement will not take effect, and the terms of the current Advisory Agreement that would have been amended will continue in effect as to that Fund.
If Proposal 2 is approved by the shareholders of a Fund, the proposed amendments to the Advisory Agreement are expected to become effective as to that Fund promptly after such approval and upon disclosure in that Fund’s statement of additional information (“SAI”).
The Board, including all the Independent Trustees, recommends that shareholders of each Fund vote “FOR” Proposal 2.
PROPOSAL 3 — APPROVAL OF REVISIONS TO OR ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
Introduction
Each Fund has adopted investment policies. Investment policies that can only be changed by a vote of shareholders are considered “fundamental.” The 1940 Act requires that certain policies, including those dealing with industry concentration, diversification, borrowing money, underwriting securities of other issuers, purchasing or selling real estate or commodities, making loans and the issuance of senior securities be fundamental. The Board may elect to designate other policies as fundamental. The fundamental policies described in Proposals 3(a) through 3(h) are referred to as “investment restrictions.” Proposal 3 does not apply to the Funds’ current fundamental policies with respect to borrowing money and investing in commodities; these policies will remain unchanged.
In addition, prior to the passage of the National Securities Market Improvement Act of 1996 (“NSMIA”), investment companies were required to submit their offering documents to state “blue sky” securities authorities for review. Many state authorities, as a condition of qualifying a fund’s shares for sale in those states, required the fund to adopt certain fundamental investment restrictions. Since NSMIA was enacted, although funds are no longer required to qualify their shares with state authorities (funds must still register their shares with states in which the shares are sold), funds are required to obtain shareholder approval to eliminate the “blue sky” fundamental restrictions previously required by state authorities. Although these blue sky restrictions have been eliminated for many Funds, Proposals 3(g) and 3(h) seek shareholder approval to eliminate blue sky restrictions that continue to apply to certain Funds.
Proposals 3(a) through 3(f)
Shareholders of each Fund are being asked to approve amendments and restatements of the fundamental investment restrictions that apply to that Fund. The amendment to each investment restriction is set forth in a separate proposal below (Proposals 3(a) to 3(f)), and each Fund will vote on each such Proposal (except for Proposal 3(b), which does not apply to Classic Value Mega Cap Fund, Global Shareholder Yield Fund, Growth Opportunities Fund, and International Allocation Portfolio). The Adviser has reviewed each of the current investment restrictions and has recommended to the Board that they be amended and restated. The primary purpose of the proposed amendments is to conform and standardize many of the investment restrictions that apply to the Funds and to other funds in the John Hancock Fund Complex. Standardizing the investment restrictions across the John Hancock Fund Complex is expected to facilitate more effective management of the funds by the Adviser and the subadvisers, enhance monitoring compliance with applicable restrictions and eliminate conflicts among comparable restrictions resulting from minor variations in their terms. In addition, to reflect changes over time in industry practices and regulatory requirements, the proposed amendments are intended to update those fundamental restrictions that are more restrictive than are required under the federal securities laws or that are no longer required. The proposed amendments are also intended to simplify each Fund’s fundamental restrictions and to incorporate maximum flexibility that will permit the investment restrictions to accommodate future regulatory changes without the need for further shareholder action. The proposed amendments are not expected to have any material effect on the manner in which any Fund is managed or on its current investment objective.
The Board has concluded that the proposed amendments to the investment restrictions are appropriate and will benefit the Funds and their shareholders. The Board unanimously recommends that shareholders of each Fund approve the proposed amendments applicable to that Fund.
If approved by shareholders of a Fund, each amended investment restriction will become effective as to that Fund when that Fund’s SAI is revised or supplemented to reflect the amendment. If a proposed amendment is not approved by shareholders of a Fund, the current investment restriction will remain in effect as to that Fund.
Proposals 3(g) and 3(h)
The Board has concluded that the proposed elimination of the blue sky investment restrictions with respect to certain Funds is appropriate and will benefit each such Fund and its shareholders. The proposed amendments are not expected to have any material effect on the manner in which any Fund is managed or on its current investment objective. The Board unanimously recommends that shareholders of the applicable Funds approve the proposed elimination of these blue sky restrictions.
If approved by shareholders of the applicable Funds, the elimination of each such blue sky restriction will become effective when the Fund’s SAI is revised or supplemented to reflect the elimination. If a proposed elimination is not approved by a Fund’s shareholders, the current investment restriction will remain in effect as to the Fund.
Required Vote
Shareholders of each Fund will vote separately on each proposed amendment that applies to that Fund. As to any Fund, approval of each of Proposals 3(a) to 3(h) will require the affirmative vote of a Majority of the Outstanding Voting Securities of that Fund.
PROPOSAL 3(A) — AMENDED FUNDAMENTAL RESTRICTION RELATING TO CONCENTRATION
(All Funds)
Under the 1940 Act, a fund’s policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry.
The following is the statement of each Fund’s current investment restriction relating to concentration.
The Fund may not purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of the Fund’s investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

Proposed Revision
Under the proposed amendment, the restriction with respect to concentration for each Fund will provide as follows:

Each Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Discussion of Proposal. The proposed amendment permits investment in an industry up to the most recently prescribed limits under the 1940 Act and related regulatory interpretations. In addition, the proposed amendment is expected to reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restriction with respect to concentration. As noted, the 1940 Act does not define what constitutes “concentration” in an industry, but the SEC has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The Funds’ proposed fundamental restriction is consistent with this interpretation.
The Board, including all the Independent Trustees, recommends that shareholders of each Fund vote “FOR” Proposal 3(a).
PROPOSAL 3(B) — AMENDED FUNDAMENTAL RESTRICTION RELATING TO DIVERSIFICATION
(Disciplined Value Fund, Global Shareholder Yield Fund, International Allocation Portfolio, International Core Fund, International Growth Fund, Leveraged Companies Fund, Rainier Growth Fund, Small Cap Opportunities Fund, U.S. Core Fund, and Value Opportunities Fund only)
Section 5(b)(1) of the 1940 Act sets forth the requirements that must be met for an investment company to be diversified. Section 13(a)(1) of the 1940 Act provides that an investment company may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of its outstanding voting securities.
A diversified fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, a diversified fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, a diversified fund may not hold more than 10% of the outstanding voting securities of any one issuer. Under the 1940 Act, these restrictions do not apply to U.S. government securities, securities of other investment companies, cash and cash items.
The following are the Funds’ current statements of the investment restriction relating to diversification.
Disciplined Value Fund, Global Shareholder Yield Fund, Leveraged Companies Fund, Small Cap Opportunities Fund, and Rainier Growth Fund
The Fund may not, with respect to 75% of the Fund’s total assets, invest more than 5% of the Fund’s total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (i) securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities or (ii) securities of other investment companies.
International Allocation Portfolio, International Core Fund, International Growth Fund, U.S. Core Fund, and Value Opportunities Fund
The Fund may not cause less than 75% of the value of the Fund’s total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of any single issuer.
Proposed Revision
Under the proposed amendment, the restriction with respect to diversification will provide as follows:

The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
The proposed restriction with respect to diversification will apply only to Disciplined Value Fund, Global Shareholder Yield Fund, International Allocation Portfolio, International Core Fund, International Growth Fund, Leveraged Companies Fund, Rainier Growth Fund, Small Cap Opportunities Fund, U.S. Core Fund, and Value Opportunities Fund, and not to Classic Value Mega Cap Fund, or Growth Opportunities Fund.
Discussion of Proposal. The proposed amendment modifies each relevant Fund’s fundamental investment restriction regarding the Fund’s classification as a “diversified” fund under the 1940 Act to rely on the definition of the term “diversified” in the 1940 Act rather than stating the relevant limitations expressed under current law. By relying on the definition of the term “diversified,” the proposed amendment also clarifies that securities issued by other investment companies are not subject to the fundamental restriction regarding portfolio diversification. In addition, the proposed amendment is expected to reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to diversification.
The Board, including all the Independent Trustees, recommends that shareholders of Disciplined Value Fund, Global Shareholder Yield Fund, International Allocation Portfolio, International Core Fund, International Growth Fund, Leveraged Companies Fund, Rainier Growth Fund, Small Cap Opportunities Fund, U.S. Core Fund, and Value Opportunities Fund vote “FOR” Proposal 3(b).
PROPOSAL 3(C) — AMENDED FUNDAMENTAL RESTRICTION RELATING TO UNDERWRITING
(All Funds)
Sections 8(b)(1)(D) and 13(a)(2) of the 1940 Act together require that each Fund have an investment restriction addressing the underwriting of securities. Section 12(c) of the 1940 Act prohibits those Funds that are diversified investment companies from making any underwriting commitments in excess of limits set forth in that Section. None of the Funds intends to enter into formal underwriting commitments. The Funds may acquire restricted securities (i.e., securities that may be sold only if registered under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration such as that provided by Rule 144A). These acquisitions, however, are not deemed to be underwriting commitments within the meaning of Section 12(c).
The following is the statement of each Fund’s current investment restriction relating to underwriting.
The Fund may not act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act.
Proposed Revision
Under the proposed amendment, the restriction with respect to underwriting will provide as follows:

Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

Discussion of Proposal. The amendment revises the current investment restriction without making any material change and will conform the Funds’ restriction relating to underwriting to a format has become standard for the John Hancock Fund Complex.
The Board, including all the Independent Trustees, recommends that shareholders of each Fund vote “FOR” Proposal 3(c).
PROPOSAL 3(D) — AMENDED FUNDAMENTAL RESTRICTION RELATING TO REAL ESTATE
(All Funds)
Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require each Fund to have an investment restriction governing the purchase or sale of real estate. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly.
The following is the statement of each Fund’s current investment restriction relating to real estate.
The Fund may not purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that deal in real estate or interests therein, including securities of real estate investment trusts, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.
Proposed Revision
Under the proposed amendment, the restriction with respect to real estate will provide as follows:

Each Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.
Discussion of Proposal. The proposed restriction permits Funds to invest directly in securities issued by companies investing in real estate and interests in real estate as well as in mortgages and mortgage-backed securities. The proposal also permits each Fund to hold and to sell real estate acquired as a result of the Fund’s ownership of securities. The amendment will conform each Fund’s investment restriction with respect to real estate to a format that has become standard for the John Hancock Fund Complex.
The Board, including all the Independent Trustees, recommends that shareholders of each Fund vote “FOR” Proposal 3(d).
PROPOSAL 3(E) — AMENDED FUNDAMENTAL RESTRICTION RELATING TO LOANS
(All Funds)
Sections 8(b)(1)(G) and 13(a)(2) of the 1940 Act together require that each Fund have an investment restriction governing the making of loans to other persons. In addition to a loan of cash, a loan may include certain transactions and investment-related practices under certain circumstances (e.g., lending portfolio securities, purchasing certain debt instruments and entering into repurchase agreements).
The following is the statement of each Fund’s current investment restriction relating to loans.
The Fund may not make loans, except that the Fund may (i) lend portfolio securities in accordance with its investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.
Proposed Revision
Under the proposed amendment, the restriction with respect to loans will provide as follows:

Each Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Discussion of Proposal. The proposed amendment would allow each Fund to lend money and other assets — thus becoming a creditor — to the full extent permitted under the 1940 Act. Thus, the Funds would continue to be able to engage in the types of transactions presently permitted by the current restrictions, such as securities loans and repurchase agreements, as well as to engage in other activities that could be deemed to be lending, such as the acquisition of loans, loan participations and other forms of debt instruments. Loans and debt instruments involve the risk that the party responsible for repaying a loan or paying the principal and interest on a debt instrument will not meet its obligation. The proposed amendment is also intended to conform each Fund’s fundamental restriction with respect to loans to a format that has become standard for the John Hancock Fund Complex.
The Board, including all the Independent Trustees, recommends that shareholders of each Fund vote “FOR” Proposal 3(e).
PROPOSAL 3(F) — AMENDED FUNDAMENTAL RESTRICTION RELATING TO SENIOR SECURITIES
(All Funds)
Under Section 18(f)(1) of the 1940 Act, a fund may not issue “senior securities,” a term that is defined, generally, to refer to obligations that have a priority over shares of the fund with respect to the distribution of its assets or the payment of dividends. Sections 8(b)(1)(C) and 13(a)(2) of the 1940 Act together require that each Fund have a fundamental restriction addressing senior securities. SEC staff interpretations permit a fund, under certain conditions, to engage in a number of types of transactions that might otherwise be considered to create senior securities, including short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions).
The following are the statements of each Fund’s current investment restriction relating to senior securities.
Classic Value Mega Cap Fund, Global Shareholder Yield Fund, Growth Opportunities Fund, International Allocation Portfolio, International Core Fund, International Growth Fund, U.S. Core Fund, and Value Opportunities Fund
The Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term “evidence of indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund’s custodian.
Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by [the non-fundamental restriction on pledging]; any borrowing permitted by [the fundamental restriction on borrowing]; any collateral arrangements with respect to initial and variation margin permitted by [the non-fundamental restriction on pledging]; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.
Disciplined Value Fund
Issue senior securities, as defined in the 1940 Act, and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term “evidence of indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund’s custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any borrowing permitted by Fundamental Investment Restriction (2) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.
Leveraged Companies Fund, Rainier Growth Fund, and Small Cap Opportunities Fund
The Fund may not issue senior securities, as defined in the 1940 Act, and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term “evidence of indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund’s custodian.
Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any borrowing permitted by [the fundamental restriction on borrowing]; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.
Proposed Revision
Under the proposed amendment, the restriction with respect to senior securities will provide as follows:

Each Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Discussion of Proposal. The proposed amendment permits the Funds to issue senior securities in accordance with the most recent regulatory requirements, or, provided certain conditions are met, to engage in the types of transactions that have been interpreted by the SEC staff as not constituting the issuance of senior securities. Such transactions include covered reverse repurchase transactions, futures, permitted borrowings, short sales, swaps and other strategies. The proposed amendment is also intended to conform each Fund’s fundamental restriction with respect to senior securities to a format that has become standard for the John Hancock Fund Complex.
The Board, including all the Independent Trustees, recommends that shareholders of each Fund vote “FOR” Proposal 3(f).

PROPOSAL 3(G) — ELIMINATION OF FUNDAMENTAL RESTRICTION RELATING TO MARGIN INVESTMENT
(Classic Value Mega Cap Fund, Global Shareholder Yield Fund, Growth Opportunities Fund, International Allocation Portfolio, International Core Fund, International Growth Fund, U.S. Core Fund, and Value Opportunities Fund)
The following are the statements of these Funds’ current investment restriction relating to margin investment.
The Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)
Discussion of Proposal. This restriction, which was previously required by state blue sky laws, is no longer required. Eliminating this restriction promotes uniformity among the John Hancock Fund Complex. The elimination of this fundamental restriction will not result in a material change to the investment operation of any of these Funds. In addition, the concepts underlying the current restriction are included in the Funds’ fundamental restriction on borrowing and the fundamental restriction on issuing senior securities, which is proposed to be amended as described in Proposal 3(f) above.
Although the SEC staff’s current position restricts mutual funds from purchasing securities on margin, as a non-fundamental policy the Board could in the future amend the policy if the regulatory restrictions change without causing the applicable Fund to incur the costs of shareholder approval.
The Board, including all the Independent Trustees, recommends that shareholders of the Classic Value Mega Cap Fund, Global Shareholder Yield Fund, Growth Opportunities Fund, International Allocation Portfolio, International Core Fund, International Growth Fund, U.S. Core Fund, and Value Opportunities Fund vote “FOR” Proposal 3(g).
PROPOSAL 3(H) — ELIMINATION OF FUNDAMENTAL RESTRICTION RELATING TO SHORT SELLING
(Classic Value Mega Cap Fund, Global Shareholder Yield Fund, Growth Opportunities Fund, International Allocation Portfolio, International Core Fund, International Growth Fund, U.S. Core Fund, and Value Opportunities Fund)
The following is the statement of these Funds’ current investment restriction relating to short selling.
The Fund may not make short sales of securities or maintain a short position for the Fund’s account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.
Discussion of Proposal. This restriction, which was previously required by state blue sky laws, is no longer required. Eliminating this restriction promotes uniformity among the John Hancock Fund Complex. The elimination of this fundamental restriction will not result in a material change to the investment operation of any of these Funds. In addition, the concepts underlying the current restriction are included in the Funds’ fundamental restriction on borrowing and the fundamental restriction on issuing senior securities, which is proposed to be amended as described in Proposal 3(f) above.
The restriction on short sales would be eliminated to improve uniformity and flexibility.

The Board, including all the Independent Trustees, recommends that shareholders of the Classic Value Mega Cap Fund, Global Shareholder Yield Fund, Growth Opportunities Fund, International Allocation Portfolio, International Core Fund, International Growth Fund, U.S. Core Fund, and Value Opportunities Fund vote “FOR” Proposal 3(h).
PROPOSAL 4 — REVISION TO MERGER APPROVAL REQUIREMENTS
Introduction
(All Funds)
Shareholders are being asked to approve the amendment to the Trust’s Declaration of Trust. Section 17 of the 1940 Act prohibits or limits certain transactions between affiliated funds. On July 26, 2002, the SEC amended Rule 17a-8 under the 1940 Act to permit mergers of affiliated funds without shareholder approval in certain circumstances to reduce the need for affiliated funds to incur the expense of soliciting proxies when a combination does not raise significant issues for shareholders. For example, Rule 17a-8, as amended, would permit the combination of two small funds having the same portfolio managers, the same investment objectives and the same fee structure in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. The rule still requires a fund board (including a majority of the independent trustees) to determine that any combination is in the best interests of the combining funds and will not dilute the interest of existing shareholders. Shareholders of an acquired affiliated fund will still be required to approve a combination that would result in a change in a fundamental investment policy, a material change to the terms of an advisory agreement, the institution of or an increase in Rule 12b-1 fees or when the board of the surviving fund does not have a majority of independent trustees who were elected by its shareholders.
Under Massachusetts law, shareholder approval is not required for fund mergers, consolidation or sales of assets. Shareholder approval nevertheless will be obtained for combinations of affiliated funds when required by Rule 17a-8. Shareholder approval will also be obtained for combinations with unaffiliated funds when deemed appropriate by the Trustees. The proposed amendment to the Declaration of Trust, consistent with the amended affiliated fund merger rule, authorizes the Trustees to approve a merger, consolidation or sale of assets of a Fund without a shareholder action or approval only if permitted by the 1940 Act, Massachusetts law and other applicable laws and regulations. The amendment will provide the Trustees with increased flexibility to react more quickly to new developments and changes in competitive and regulatory conditions and, as a consequence, may result in Funds that operate more efficiently and economically. If the amendment is approved, the Trustees will, as stated above, continue to exercise their fiduciary obligations in approving any combination transaction. The Trustees will evaluate any and all information reasonably necessary to make their determination and consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care owed to shareholders.
Article VIII, Section 8.4 of each Declaration of Trust addresses “Merger, Consolidation and Sale of Assets.” If the proposed amendment is approved by shareholders, Section 8.4 as so amended will provide as follows (new language is in bold):
Section 8.4 Merger, Consolidation and Sale of Assets. The Trust or any Series may merge or consolidate into any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or Trust Property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration: (a) when and as authorized at any meeting of Shareholders called for the purpose by the affirmative vote of the holders of two-thirds of the Shares of the Trust or such Series outstanding and entitled to vote and present in person or by proxy at a meeting of Shareholders, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Shares of the Trust or such Series; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the Outstanding Shares of the Trust or such Series entitled to vote shall be sufficient authorization; or (b) if deemed appropriate by a majority of the Trustees, including a majority of the independent Trustees, without action or approval of the Shareholders, to the extent consistent with applicable laws and regulations; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.
REQUIRED VOTE
Approval of the amendment to the Declaration of Trust will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Trust. If the Proposal is approved, the amendment will become effective upon the later to occur of: (1) approval of shareholders of the Trust; or (2) the execution of an amendment to the Declaration of Trust signed by a majority of the Trustees. If the Proposal is not approved, this amendment will not be made to the Declaration of Trust.
The Board, including all the Independent Trustees, recommends that shareholders of each Fund vote “FOR” Proposal 4.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The firm of PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, Massachusetts 02110, served as the independent registered public accounting firm for each Fund (other than the Leveraged Companies Fund, Rainier Growth Fund and Small Cap Opportunities Fund) for the fiscal year ended February 29, 2008 and served as such for the prior fiscal period (collectively, the “Reporting Periods”). Although the fiscal year end of the Disciplined Value Fund, Leveraged Companies Fund, Rainier Growth Fund and Small Cap Opportunities Fund is March 31, none of these Funds were in operation on March 31, 2008 and, therefore, no information is presented for these Funds in this section.
PwC examines annual financial statements for each Fund, reviews regulatory filings that include those financial statements and provides other audit-related, non-audit, and tax-related services to each Fund. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.
Audit Fees. These fees represent aggregate fees billed for the fiscal years ended February 28, 2007 and February 29, 2008 (the “Reporting Periods”) for professional services rendered by PwC for the audit of each Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such period.
Audit-Related Fees. These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by PwC that are reasonably related to the performance of the audit of each Fund’s financial statements and are not reported under “Audit Fees,” below. Such fees relate to professional services rendered by PwC for separate audit reports in connection with Rule 17f-2 (under the 1940 Act) security counts and fund merger audit services.
Tax Fees. These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of each Fund’s federal and state income tax returns, excise tax calculations and returns and a review of each Fund’s calculations of capital gain and income distributions.
All Other Fees. These fees for Reporting Periods relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above.

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
	FYE	FYE	FYE	FYE	FYE	FYE	FYE	FYE
Fund	2-29-08	2-28-07	2-29-08	2-28-07	2-29-08	2-28-07	2-29-08	2-28-07*
Classic Value Mega Cap Fund	$24,680	$0	$0	$0	$7,360	$0	$0	$0
Global Shareholder Yield Fund	$24,680	$0	$0	$0	$7,360	$0	$0	$0
Growth Opportunities Fund	$27,410	$19,913	$0	$4,343	$7,620	$7,420	$0	$45,280
International Allocation Portfolio	$22,990	$24,105	$4,992	$4,343	$6,980	$7,420	$0	$0
International Core Fund	$28,510	$23,354	$0	$4,343	$7,820	$7,420	$0	$45,280
International Growth Fund	$27,410	$23,354	$0	$4,343	$7,620	$7,420	$0	$0
U.S. Core Fund	$24,680	$19,113	$0	$4,343	$7,360	$7,420	$0	$0
Value Opportunities Fund	$24,680	$19,913	$0	$4,343	$7,360	$7,420	$0	$0

*	Other fees for the Reporting Period amounted to $103,560 for review of merger activity; Growth Opportunities Fund — $45,280 and International Core Fund — $45,280 and $13,000 for the seed audit, billed to the Trust or to the control affiliates.
The SEC’s auditor independence rules require the Audit Committee to pre-approve: (a) all audit and permissible non-audit services provided by PwC directly to the Fund; and (b) those permissible non-audit services provided by PwC to the Adviser (not including any subadviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund. The Committee has adopted policies and procedures regarding the pre-approval of audit and non-audit services by PwC). The procedures are designed to assure that these services do not impair PwC’s independence. The procedures also require the Committee to pre-approve non-audit services provided by PwC to MFC (or any subsidiary thereof) where such services provided have a direct impact on the operations or financial reporting of the Fund, as further assurance that such services do not impair PwC’s independence. The procedures follow two different approaches to pre-approving services: (1) proposed services may be pre-approved (“general pre-approval”); or (2) proposed services require specific pre-approval (“specific pre-approval”). Unless a type of service provided by PwC has received general pre-approval, it will require specific pre-approval by the Committee. The procedures describe the audit, audit-related, tax and all other services that have been pre-approved by the Committee. The Committee annually reviews these services and the amount of fees for each such service that have been pre-approved. The Committee may delegate pre-approval authority to its chairperson or any other member or members. The procedures identify as prohibited services those services which, if performed by PwC, would result in PwC losing its independence.
The aggregate non-audit fees billed by PwC for non-audit services rendered to the Funds, the Adviser and the Affiliated Service Providers for the fiscal year ended February 29, 2008 were $1,509,733 and for the fiscal year ended February 28, 2007 were $916,712.

During the Reporting Periods, PwC billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
The Audit Committee has considered whether the provision of non-audit services that were rendered to Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence. For the Reporting Periods, there were no non-audit fees billed by PwC for services rendered to the Affiliated Service Providers.
SHAREHOLDERS AND VOTING INFORMATION
Shares of the Funds are offered to the public, including various institutional investors. Only shares of a particular Fund are entitled to vote on matters that affect only the interests of that Fund.
As of the Record Date, the Class NAV shares of the Funds, as applicable, were held principally by the Lifestyle Portfolios, the Lifecycle Portfolios and the Absolute Return Portfolio, which are portfolios of JHF II, a separate series investment company in the John Hancock Fund Complex (collectively, the “Funds of Funds”), each of which operates as a fund of funds and invests in shares of other registered investment companies, including the Funds. No JHF II Fund exercises any discretion in voting the shares of the Funds held by the Funds of Funds.
For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of any class of the outstanding shares of a Fund is presumed to “control” that class of shares of the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. Consequently, an entity that is deemed to have the power to vote or dispose of more than 25% of the shares of any class of shares of a Fund will be presumed to control that class of shares of a Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting the shares of underlying Funds, and the power to dispose of the shares resides not with the Funds of Funds or with the Funds but rather with the subadviser to the Fund of Funds as a result of its advisory arrangements. Under these circumstances, the Funds do not view a Fund of Funds as being the beneficial owner of shares of underlying Funds for purposes of the 1940 Act presumption of control.
Information as to the number of shares outstanding for each Fund, and share ownership of each Fund, as of the Record Date or such other recent date as may be indicated, is set forth in Appendix E (“Outstanding Shares and Share Ownership”) to this Proxy Statement.
Each Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please contact the relevant Fund by calling 1-800-225-5291 (TDD — 1-800-554-6713) or by writing to the Fund at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Gordon Shone.
Voting Procedures
Proxies may be revoked at any time prior to the voting of the shares represented thereby by: submitting to the Trust a written notice of revocation or a subsequently executed proxy; by calling the toll-free telephone number; or attending the Meeting and voting in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of all applicable proposals.
Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the outstanding shares of the Trust at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities of the Trust or a Fund, as applicable, is required to approve a proposal, except as otherwise stated herein.
Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of the holders of a majority of the Trust’s shares cast at the Meeting, and any adjournment with respect to a proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.
Abstentions and Broker “Non-Votes.” If a proxy is marked with an abstention or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum but will not be counted as votes cast with respect to a proposal. Therefore, with respect to a proposal that requires for its approval a Majority of the Outstanding Voting Securities (Proposals 2 through 6), abstentions and broker non-votes may have the same effect as a vote “against” the proposal.
In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:
(1) 67% or more of the voting securities of a Trust or a Fund, as applicable, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of a Trust or a Fund, as applicable, are present in person or by proxy; or
(2) more than 50% of the outstanding voting securities of a Trust or a Fund, as applicable.
Cost of Preparation and Distribution of Proxy Materials. The costs of the preparation of these proxy materials and their distribution will be borne by the Funds, allocated among them on the basis of their relative net assets.
Solicitation of Proxies. In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of the Trust; by personnel of a Fund’s investment adviser, JHIMS, and its transfer agent, Signature Services; or by broker-dealer firms. Signature Services, together with D.F. King & Co., Inc., a third party solicitation firm, has agreed to provide proxy solicitation services to the Funds at a cost of approximately $___. The Funds will pay the costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.
Fund Voting. Shares of all Funds will vote in the aggregate and not separately by Fund or class of shares with respect to the election of Trustees (Proposal 1) and the revision of the Trust’s merger approval procedures (Proposal 5). Shares of the applicable Fund or Funds will vote separately, and in the aggregate and not by class of shares, on the proposals with respect to amendments to the Advisory Agreement (Proposal 2), and to the fundamental investment policies of the Funds (Proposal 3).
Telephone Voting
In addition to soliciting proxies by mail, by fax or in person, the Trust may also arrange to have votes recorded by telephone by officers and employees of the Trust or by the personnel of the Adviser, the transfer agent or Signature Services. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.
A shareholder will be called on a recorded line at the telephone number in the Trust’s account records and will be asked to provide the shareholder’s Social Security number or other identifying information.
The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call the Trust’s Voice Response Unit to vote by taking the following steps:
▪      Read the Proxy Statement and have your proxy card at hand.
▪      Call the toll-free-number located on your proxy card.
▪      Follow recorded instructions.
With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.
Internet Voting
You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.
To vote via the Internet:
▪	Read the Proxy Statement and have your proxy card(s) at hand.

▪	Go to the Web site on the proxy card.

▪	Enter the “control number” found on your proxy card.

▪	Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

▪	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.
OTHER MATTERS
The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.
The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.
BY ORDER OF THE BOARD OF TRUSTEES
February 6, 2009 Boston, Massachusetts
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE.

APPENDICES
PROXY STATEMENT OF
JOHN HANCOCK FUNDS III
John Hancock Classic Value Mega Cap Fund
John Hancock Disciplined Value Fund
John Hancock Global Shareholder Yield Fund
John Hancock Growth Opportunities Fund
John Hancock International Allocation Portfolio
John Hancock International Core Fund
John Hancock International Growth Fund
John Hancock Leveraged Companies Fund
John Hancock Rainier Growth Fund
John Hancock Small Cap Opportunities Fund
John Hancock U.S. Core Fund
John Hancock Value Opportunities Fund
SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD APRIL 16, 2009

Appendix A	Procedures for the Selection of Independent Trustees

Appendix B	Proposed Amendments to the Advisory Agreement

Appendix C	Additional Information about the Adviser and the Advisory Agreements

Appendix D	Advisory Fee Schedules and Comparable Funds Managed by the Adviser

Appendix E	Outstanding Shares and Share Ownership
John Hancock Funds, LLC
MEMBER FINRA / SIPC
601 Congress Street
Boston, MA 02210-2805
1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com
Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans

APPENDIX A
JOHN HANCOCK FUNDS
PROCEDURES FOR THE SELECTION OF INDEPENDENT TRUSTEES
1. Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.
2. Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the funds and should be willing and able to contribute positively to the decision-making process of the funds.
3. Nominees should have a commitment to understand the funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.
4. Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the funds, including shareholders and the management company, and to act in the interests of all shareholders.
5. Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director/trustee.
Application of Criteria to Existing Trustees
The renomination of existing Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating, Governance and Administration Committee (the “Committee”) shall consider the existing Trustee’s performance on the Board and any committee.
Review of Shareholder Nominations
Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be considered by the Committee. In evaluating a nominee recommended by a shareholder, the Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of its designated nominees, the candidate’s name will be placed on the funds’ proxy card. If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the funds’ proxy statement.
As long as an existing Independent Trustee continues, in the opinion of the Committee, to satisfy the criteria listed above, the Committee generally would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Committee will consider nominees recommended by shareholders to serve as trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board, or the Committee determines that the selection of a new or additional Trustee is in the best interests of the fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Committee. The Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

A-1

APPENDIX B
John Hancock Funds III
Proposed Amendments to the Advisory Agreement
     Advisory Agreement dated ~~September 2, 2005,~~           , 2009, between John Hancock Funds III, a Massachusetts business trust (the “Trust”), and John Hancock. Investment Management Services, LLC, a Delaware limited liability company (“JHIMS” or the “Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:
1. APPOINTMENT OF ADVISER
     The Trust hereby appoints JHIMS, subject to the supervision of the Trustees of the Trust and the terms of this Agreement, as the investment adviser for each of the funds of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Trust from time to time (the “Funds”). The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and the Adviser.
2. DUTIES OF THE ADVISER
a.	Subject to the general supervision of the Trustees of the Trust and the terms of this Agreement, the Adviser will at its own expense, except as noted below, select and contract with investment subadvisers (“Subadvisers”) to manage the investments and determine the composition of the assets of the Funds; provided, that any contract with a Subadviser (a “Subadvisory Agreement”) shall be in compliance with and approved as required by the Investment Company Act of 1940, as amended (the “1940 Act”), except for such exemptions therefrom as may be granted to the Trust or the Adviser. Subject always to the direction and control of the Trustees of the Trust, the Adviser will monitor ~~compliance of~~ each Subadviser‘s management of the Funds’ investment operations in accordance with the investment objectives and related investment policies, as set forth in the Trust’s registration statement with the Securities and Exchange Commission, of any Fund or Funds under the management of such Subadviser, and review and report to the Trustees of the Trust on the performance of such Subadviser.

b.	The Adviser shall furnish to the Trust the following:
i.	Office and Other Facilities. — The Adviser shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

ii.	Trustees and Officers. — The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees or President of the Trust without remuneration from or other cost to the Trust.

iii.	~~Other~~ Investment Personnel. — The Adviser shall furnish to the Trust, at the Trust’s expense, any other personnel necessary for the oversight and/or conduct of the investment operations of the Trust. ~~The~~ For the elimination of doubt, however, the Adviser shall not, ~~however,~~ be obligated to furnish to the Trust pursuant to this Agreement personnel for the performance of functions ~~(a~~ : (a) related to and to be performed under any other separate contract from time-to-time in effect between the Trust and the Adviser or another party for legal, accounting, administrative and other any other non-investment related services; (b) related to and to be performed under the Trust contract for custodial, bookkeeping, transfer and dividend disbursing agency services by the bank or other financial institution selected to perform such services ~~and~~; or ~~(b~~c) related to the investment subadvisory services to be provided by any Subadviser pursuant to a Subadvisory Agreement.

~~iv.~~	~~Financial, Accounting, and Administrative Services. — The Adviser shall:~~
~~(1)~~	~~maintain the existence and records of the Trust; maintain the registrations and qualifications of Trust shares under federal and state law; prepare all notices and proxy solicitation materials furnished to shareholders of the Trust, and~~

~~(2)~~	~~perform all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions of the Trust, including, without limitation, the preparation of all tax returns, all annual, semiannual and periodic reports to shareholders of the Trust and all regulatory reports, except for any such functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust.~~

 ~~The Trust shall reimburse the Adviser for its expenses associated with all such services described in (1) and (2) above, including the compensation and related personnel expenses and expenses of office space, office equipment, utilities and miscellaneous office expenses, except any such expenses directly attributable to officers or employees of the Adviser who are serving as President of the Trust. The Adviser shall determine the expenses to be reimbursed by the Trust pursuant to expense allocation procedures established by the Adviser in accordance with generally accepted accounting principles.~~
~~v.~~	~~Liaisons with Agents. — The Adviser, at its own expense, shall maintain liaisons with the various agents and other persons employed by the Trust (including the Trust’s transfer agent, custodian, independent accountants and legal counsel) and assist in the coordination of their activities on behalf of the Trust. Fees and expenses of such agents and other persons will be paid by the Trust,~~

iv.	~~vi.~~ Reports to Trust. — The Adviser shall furnish to, or place at the disposal of, the Trust such information, reports, valuations, analyses and opinions as the Trust may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Trust, provided that the expenses associated with any such materials furnished by the Adviser at the request of the Trust shall be borne by the Trust.
c.	In addition to negotiating and contracting with Subadvisers as set forth in section (2)(a) of this Agreement and providing facilities, personnel and services as set forth in section (2)(b), the Adviser will pay the compensation of the President and Trustees of the Trust who are also directors, officers or employees of the Adviser or its affiliates.

d.	With respect to any one or more of the Funds named in Appendix A, the Adviser may elect to manage the investments and determine the composition of the assets of the Funds, subject to the approval of the Trustees of the Trust. In the event of such election, the Adviser, subject always to the direction and control of the Trustees of the Trust, will manage the investments and determine the composition of the assets of the Funds in accordance with the Trust’s registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Funds, the Adviser:
i.	will obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Funds or are under consideration for inclusion in the Funds;

ii.	will formulate and implement a continuous investment program for each Fund consistent with the investment objectives and related investment policies for each such Fund as described in the Trust’s registration statement, as amended;

iii.	will take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

iv.	will regularly report to the Trustees of the Trust with respect to the implementation of these investment programs;

v.	will provide assistance to the Trust’s Custodian regarding the fair value of securities held by the Funds for which market quotations are not readily available;

vi.	will furnish, at its expense,: (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully,; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Funds (excluding ~~determination of net asset value and shareholder accounting services~~any such services that are the subject of a separate agreement as may from time to time be in effect between the Trust and the Adviser or another party);

vii.	will select brokers and dealers to effect all transactions subject to the following conditions: the Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable; the Adviser is directed at all times to seek to execute brokerage transactions for the Funds in accordance with such policies or practices as may be established by the Trustees and described in the Trust’s registration statement as amended; the Adviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Adviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to accounts managed by the Adviser; and the Adviser may use for the benefit of its other clients, or make available to companies affiliated with the Adviser for the benefit of such companies or their clients, any such brokerage and research services that the Adviser obtains from brokers or dealers;

viii.	to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, on occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients;

ix.	will maintain all accounts, books and records with respect to the Funds as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and the rules thereunder; and

x.	will vote all proxies received in connection with securities held by the Funds.
3. EXPENSES ASSUMED BY THE TRUST
     The Trust will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Subadviser, as provided in a Subadvisory Agreement. Without limiting the generality of the foregoing, in addition to certain expenses described in section 2 above, the Trust shall pay or arrange for the payment of the following:
a.	Edgarization, Printing and Mailing. — Costs of edgarization, printing and mailing (i) all registration statements (including all amendments thereto) and prospectuses/statements of additional information (including all supplements thereto), all annual, semiannual and periodic reports to shareholders of the

Trust, regulatory authorities or others, (ii) all notices and proxy solicitation materials furnished to shareholders of the Trust or regulatory authorities and (iii) all tax returns;

b.	Compensation of Officers and Trustees. — Compensation of the officers and Trustees of the Trust (other than persons serving as President or Trustee of the Trust who are also directors, officers or employees of the Adviser or its affiliates);

c.	Registration and Filing Fees. — Registration, filing, blue-sky and other fees in connection with requirements of regulatory authorities, including, without limitation, all fees and expenses of registering and maintaining the registration of the Trust under the 1940 Act and the registration of the Trust’s shares under the Securities Act of 1933, as amended;

d.	Custodial Services. — The charges and expenses of the custodian appointed by the Trust for custodial services;

e.	Accounting Fees. — The charges and expenses of the independent accountants retained by the Trust;

f.	Legal, Accounting and Administrative Services. — The charges and expenses of the Adviser or any other party pursuant to any separate contract with the Trust from time to time in effect with respect to the provision of legal (including registering and qualifying Fund shares with regulatory authorities), as well as, accounting, administrative and any other non-investment related services.

g.	~~f.~~ Transfer, Bookkeeping and Dividend Disbursing Agents. — The charges and expenses of any transfer, bookkeeping and dividend disbursing agents appointed by the Trust;

h.	~~g.~~ Commissions. — Broker’s commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

i.	~~h.~~ Taxes. — Taxes and corporate fees payable by the Trust to federal, state or other governmental agencies and the expenses incurred in the. preparation of all tax returns;

j.	~~i.~~ Stock Certificates. — The cost of stock certificates, if any, representing shares of the Trust;

~~k.~~	~~Legal Services. — Legal services and expenses in connection with the affairs of the Fund, including registering and qualifying its shares with regulatory authorities;~~

j.	~~k.~~ Membership Dues. — Association membership dues, as explicitly approved by the Trustees;

k.	~~l.~~ Insurance Premiums. — Insurance premiums for fidelity, errors and omissions, directors and officers and other coverage;

l.	~~m.~~ Shareholders and Trustees Meetings. — Expenses of shareholders and Trustees meetings;

m.	~~n.~~ Pricing. — Pricing of the Trust Funds and shares, including the cost of any equipment or services used for obtaining price quotations and valuing Trust portfolio investments;

n.	~~o.~~ Interest. — Interest on borrowings;

o.	~~p.~~ Communication Equipment. — All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust; and

p.	~~q.~~ Nonrecurring and Extraordinary Expense. — Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust is, or is threatened to be made, a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, agents and shareholders.
4. COMPENSATION OF ADVISER
     Subject to the provisions of section 2(d) of this Agreement, the ~~Trust will pay the Adviser with respect to each Fund the compensation~~Adviser shall be entitled to a fee, accrued and paid daily, at such annual percentage rates, as specified in Appendix A to this Agreement, of the average daily net asset value of the Fund.
5. NON-EXCLUSIVITY
     The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.
6. SUPPLEMENTAL ARRANGEMENTS
     The Adviser may enter into arrangements with other persons affiliated with the Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Adviser.
7. CONFLICTS OF INTEREST
     It is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; that the Adviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust or the organizational documents of the Adviser or by specific provision of applicable law.
8. REGULATION
     The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.
9. DURATION AND TERMINATION OF AGREEMENT
     This Agreement shall become effective on the later of (i) its execution and (ii) the date of the meeting of the shareholders of the Trust, at which meeting this Agreement is approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Funds. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the Agreement or (b) all the Funds of the Trust.
     ~~If~~Following the effectiveness of the Agreement with respect to any Fund, if the Agreement terminates with respect to such Fund because the shareholders of ~~any~~such Fund fail to ~~approve the Agreement or any~~

~~continuance~~provide any requisite approval under the 1940 Act for the continued effectiveness of the Agreement, the Adviser will continue to act as investment adviser with respect to such Fund pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different adviser or other definitive action; provided, that the compensation received by the Adviser in respect of such Fund during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Fund or the amount it would have received under the Agreement in respect of such Fund, whichever is less; provided further, for the elimination of doubt, the failure of shareholders of any Fund to approve a proposed amendment to the Agreement is not a termination of the Agreement with respect to such Fund and, in such event, the Agreement shall continue with respect to such Fund as previously in force and effect.
     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Fund by the vote of a majority of the outstanding voting securities of the Fund, on sixty days’ written notice to the Adviser, or by the Adviser on sixty days’ written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event of its “assignment” (as defined in the 1940 Act).
10. PROVISION OF CERTAIN INFORMATION BY ADVISER.
     The Adviser will promptly notify the Trust in writing of the occurrence of any of the following:
a.	the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b.	the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c.	the chief executive officer or managing member of the Adviser or the portfolio manager of any Fund changes.
11. AMENDMENTS TO THE AGREEMENT
     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Funds affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all the Funds of the Trust.
12. ENTIRE AGREEMENT
     This Agreement contains the entire understanding and agreement of the parties.
13. HEADINGS
     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.
14. NOTICES
     All notices required to be given pursuant to this Agreement shall he delivered or mailed to the last known business address of the Trust or Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.
15. SEVERABILITY
Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.
16. GOVERNING LAW
     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the 1940 Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the 1944 Act, the latter shall control.
17. NAME OF THE TRUST AND FUNDS
     The Trust, on behalf of itself and with respect to any Fund, may use the name “John Hancock” or any name or names derived from or similar to the names “John Hancock Investment Management Services, LLC,” “John Hancock Life Insurance Company” or “John Hancock Financial Services, Inc.” only for so long as this Agreement remains in effect as to the Trust or the particular Fund. At such time as this Agreement shall no longer be in effect as to the Trust or a particular Fund, the Trust or the particular Fund, as the case may be, will (to the extent it lawfully can) cease to use such a name or any other name indicating that the Trust or the particular Fund is advised by or otherwise connected with the Adviser. The Trust acknowledges that it has adopted the name John Hancock Funds III through permission of John Hancock Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Life Insurance Company reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name “John Hancock” or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.
18. LIMITATION OF LIABILITY UNDER THE DECLARATION OF TRUST
     The Declaration of Trust establishing the Trust, dated June 9, 2005, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that no Trustee, shareholder, officer, employee or agent of the Trust shall be subject to any personal liability in connection with Trust property or the affairs of the Trust and that all persons should shall look solely to the Trust property or to the property of one or more specific Funds for satisfaction of claims of any nature arising in connection with the affairs of the Trust.
19. LIABILITY OF THE ADVISER
     In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Adviser of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser shall not be subject to any liability whatsoever to the Trust, or to any shareholder for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of a Fund.
20. INDEMNIFICATION
a.	To the fullest extent permitted by applicable law, the Trust shall, on behalf of each Fund, indemnify the Adviser, its affiliates and the officers, directors, employees and agents of the Adviser and its affiliates (each an “indemnitee”) against any and all losses, claims, damages, liabilities or expenses

(including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit relating to the particular Fund and not resulting from the willful misfeasance, bad faith, gross negligence, or reckless disregard of the indemnitee in the performance of the obligations and duties of the indenmitee’s office. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that the Trust or a Fund may have under those laws. An indemnitee will not confess any claim or settle or make any compromise in any instance in which the Trust will be asked to provide indemnification, except with the Trust’s prior written consent. Any amounts payable by the Trust under this Section shall be satisfied only against the assets of the particular Fund(s) involved in the claim, demand, action or suit and not against the assets of any other Fund(s) of the Trust.

b.	Any indemnification or advancement of expenses made in accordance with this Section shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification to be liable to a Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

c.	The rights of indemnification provided in this Section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section shall affect the power of a Fund to purchase and maintain liability insurance on behalf of the Adviser or any indemnitee.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK FUNDS III
By:
Name
Title

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

By:
Name
Title

APPENDIX C
ADDITIONAL INFORMATION ABOUT THE ADVISER
AND THE ADVISORY AGREEMENTS
          The information set forth below regarding the Adviser and the Advisory Agreements should be read in conjunction with Proposal 2.
Prior Approvals of the Advisory Agreements
          The Trust has an Advisory Agreement with John Hancock Investment Management Services, LLC (the “Adviser”) on behalf of each Fund. The Advisory Agreement was most recently approved by the Board on June 10, 2008 in connection with its annual continuance. This table states the date that the Advisory Agreement became effective as to each Fund, and the date of the Agreement’s most recent approval by shareholders.

	Effective Date of the Advisory	Most Recent Shareholder
Fund	Agreement	Approval
Classic Value Mega Cap	December 29, 2006
Disciplined Value	December 19, 2008
Global Shareholder Yield	December 29, 2006
Growth Opportunities	September 21, 2005
International Allocation	December 29, 2006
International Core	September 21, 2005
International Growth	September 21, 2005
Leveraged Companies	December 4, 2007
Rainier Growth	December 4, 2007
Small Cap Opportunities
U.S. Core	September 21, 2005
Value Opportunities	September 21, 2005
Management and Control of the Adviser
     JHIMS is a Delaware limited liability company having its principal offices at 601 Congress Street, Boston, Massachusetts 02210. The ultimate parent of the Adviser is Manulife Financial Corporation, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Adviser is registered as an investment adviser under the Advisers Act. The following table sets forth the principal executive officers and directors of the Adviser and their principal occupations. The business address of each such person is 601 Congress Street, Boston, Massachusetts 02210.

Name	Position with JHIMS	Position with JHF III	Principal Occupation
James R. Boyle	Chairman, Director	Trustee	President, JHLICO (U.S.A.)

Keith F. Hartstein	President, Chief Executive Officer and Director	President	President and Chief Executive Officer, JHA

John G. Vrysen	Executive Vice President, Chief Operating Officer and Director	Chief Operating Officer	Executive Vice President and Chief Operating Officer, JHA

John J. Danello	Senior Vice President	Vice President, Law	Senior Vice President, JHA

Name	Position with JHIMS	Position with JHF III	Principal Occupation
Bruce R. Speca	Chief Investment Officer	Senior Vice President, Investments	Chief Investment Officer, JHIMS

Jeffrey H. Long	Chief Financial Officer	None	Chief Financial Officer, JHA

Francis V. Knox	Chief Compliance Officer	Secretary and Chief Legal Officer*	Chief Compliance Officer, John Hancock Financial Services

Thomas M. Kinzler	Chief Legal Counsel	Secretary	Chief Legal Counsel, JHA
     The Adviser pays a subadvisory fee to each Fund subadviser out of the advisory fee it receives from that Fund. The following two subadvisers are affiliates of the Adviser: MFC Global Investment Management (U.S.), LLC; and MFC Global Investment Management (U.S.A.) Limited.
Payments by the Funds to Affiliates of the Adviser
     Distribution Fees
     John Hancock Funds, LLC (the “Distributor”), an indirect wholly owned subsidiary of MFC, is the distributor and principal underwriter for each Fund. It is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). Other than Rule 12b-1 fees, the Distributor does not receive compensation from a Fund. A portion of the Rule 12b-1 fee may constitute a “service fee” as defined in FINRA Rule 2830(d)(5). The following table shows the amounts that each Fund, other than Disciplined Value, Leveraged Companies, Rainier Growth and Small Cap Opportunities, paid during the fiscal year ended February 29, 2008 (the first fiscal year end for Disciplined Value, Leveraged Companies, Rainier Growth and Small Cap Opportunities is expected to be March 31, 2009). The table also show the date that each Rule 12b-1 Plan was adopted or most recently amended. Only those Funds one or more shares classes of which paid Rule 12b-1 fees during their most recent fiscal year are included in the table.

Amount of 12b-1
		Fees paid in latest	Date Plan Adopted
Fund	Share Class	fiscal year	or Amended
Classic Value Mega Cap	Class A	$ 12,991
	Class B	$ 1,292
	Class C	$ 3,532
	Class R1	$ 880

Global Shareholder Yield	Class A	$ 74,931
	Class B	$ 9,128
	Class C	$ 27,576
	Class R1	$ 689

Growth Opportunities	Class A	$207,247
	Class B	$128,950
	Class C	$ 27,611
	Class R1	$ 589

International Allocation	Class A	$ 76,736
	Class B	$ 12,374
	Class C	$ 53,511

*	Mr. Knox has been appointed the Trust’s Chief Compliance Officer by the Trustees, including a majority of the Independent Trustees.

Amount of 12b-1
		Fees paid in latest	Date Plan Adopted
Fund	Share Class	fiscal year	or Amended
International Core	Class A	$313,112
	Class B	$184,814
	Class C	$134,786
	Class 1	$ 42,756
	Class R1	$ 678
International Growth	Class A	$ 75,588
	Class B	$ 9,639
	Class C	$ 19,947
	Class 1	$ 820
	Class R1	$ 666
U.S. Core	Class A	$ 60,215
	Class B	$ 3,359
	Class C	$ 36,483
	Class R1	$ 571
	Class A	$ 58,094
	Class B	$ 3,599
	Class C	$ 14,246
Value Opportunities	Class R1	$ 608
     Transfer Agency Fees
     John Hancock Signature Services, Inc. (“Signature Services”), an affiliate of JHIMS, is the transfer and dividend paying agent for each of the Funds. The Funds pay Signature Services a monthly fee, which is based on an annual rate plus certain out-of-pocket expenses. Expenses for a Fund are aggregated and allocated to each class on the basis of their relative net asset values. The following table shows the transfer agency fees paid by the Funds (other than Disciplined Value, Leveraged Companies, Rainier Growth and Small Cap Opportunities) to Signature Services for the fiscal year ended February 29, 2008 (only those Funds that were in operation prior to the end of their most recent fiscal year are included in the table).

Fund	Transfer Agent Fees
Classic Value Mega Cap	$6,350
Global Shareholder Yield	$32,996
Growth Opportunities	$171,780
International Allocation Portfolio	$41,823
International Core	$270,229
International Growth	$26,645
U.S. Core	$18,857
Value Opportunities	$19,927

APPENDIX D
ADVISORY FEE SCHEDULES AND
COMPARABLE FUNDS MANAGED BY THE ADVISER
     This Appendix sets forth each Fund’s net assets, the advisory fee schedule under the current Advisory Agreement for each of the Funds, and the amount of advisory fees paid during the most recently completed fiscal year to JHIMS. In addition to these Funds, JHIMS currently acts as investment adviser to the Funds of JHF II and JHT. This Appendix also discusses the Funds and other investment companies advised by JHIMS or an affiliate that have investment objectives and policies in common with those of the Funds.
     Under the current Advisory Agreement, the Adviser receives, as compensation for its services, a fee from the Trust computed separately for each Fund. The table below sets forth each Fund’s advisory fee schedule, as well as each Fund’s net assets as of its most recently completed fiscal year, and the amount of advisory fees paid to JHIMS during that period.
     The most recent fiscal year for all Funds other than Disciplined Value, Leveraged Companies and Rainier Growth ended on February 29, 2008 (the fiscal year for Disciplined Value, Leveraged Companies and Rainier Growth ends on March 31). Disciplined Value, Leveraged Companies and Rainier Growth began operations after March 31, 2008. As a result, net assets for these Funds are shown as of December 31, 2008. Small Cap Opportunities began operations on January 2, 2009. Information with respect to applicable fee waivers and expense reimbursements is set forth in the notes following the table.
Net Assets, Advisory Fee Schedules, Net Advisory Fees

Fund and Net Assets as of
FYE	Advisory Fee Schedule	Net Advisory Fees
Classic Value Mega Cap (1)	0.850% — first $2.5 billion;	$(70,376)
$5,361,301	0.825% — next $2.5 billion; and
	0.800% — excess over $5 billion.

Disciplined Value (2)	0.75% — first $500 million	N/A
$46,340,919 (as of 12-31-08)	0.725% — next $500 million
	0.70% — next $500 million
	0.675% — excess over $1.5 billion

Global Shareholder Yield (3)	0.950% — first $500 million;	$135,497
$36,353,670	0.925% — next $500 million; and
	0.900% — excess over $1.0 billion.

Growth Opportunities (4)	0.800% — first $500 million;	$393,712
$87,509,710	0.780% — next $500 million;
	0.770% — next $1.5 billion; and
	0.760% — excess over $2.5 billion.

International Allocation (5)	Advisory Fee on assets invested	$(224,493)
$41,022,788	in a fund of JHF III and JHF II
	0.05% — next $500 million; and
	0.04% — excess over $500 million.
	Advisory Fee on other assets
	0.50% — next $500 million; and
	0.49% — excess over $500 million

International Core (6)	0.920% — first $100 million;	$13,939,594
$1,656,658,347	0.895% — next $900 million; and
	0.880% — excess over $1 billion.

Fund and Net Assets as of
FYE	Advisory Fee Schedule	Net Advisory Fees
International Growth (7)	0.920% — first $100 million;	$36,074
$40,986,976	0.895% — next $900 million; and
0.880% — excess over $1 billion

Leveraged Companies (8)	0.750% — first $500 million;	N/A
$853,051 (as of 12-31-08)	0.725% — next $500 million; and
0.700% — next $1 billion.

Rainier Growth (9)	0.750% — first $3 billion;	N/A
0.725% — next $3 billion; and
$826,294,587 (as of 12-31-08)	0.700% — excess over $6 billion.

Small Cap Opportunities (10)	0.900% — first $1 billion; and
$__________ (as of 1-31-09)	0.850% — excess over $1 billion.	N/A

U.S. Core (11)	0.780% — first $500 million;	$(3,776)
$21,359,143	0.760% — next $500 million;
0.750% — next $1.5 billion; and
0.740% — excess over $2.5 billion.

Value Opportunities (12)	0.800% — first $500 million;	$(31,996)
$18,189,510	0.780% — next $500 million;
0.770% — next $1.5 billion; and
0.760% — excess over $2.5 billion.
Fee Waivers and Expense Limits for the Funds

(1)	Classic Value Mega Cap. The Adviser has contractually agreed to reimburse for certain fund level expenses that exceed 0.07% of the average annual net assets. Also, the Adviser has contractually agreed to limit the total expenses of each class as follows (excluding service plan fees for Class R1): 0.92% for Class NAV, 1.37% for Class A, 2.12% for Class B, 2.12% for Class C, 0.97% for Class I, and 1.47% for Class R1. These expense reimbursements shall continue in effect until June 30, 2009 and thereafter until terminated by the Adviser.

(2)	Disciplined Value. The Adviser has contractually agreed to limit the total expenses of each class as follows: 1.00% for Class A, 2.05% for Class B, 2.05% for Class C, 1.00% for Class ADV, 0.75% for Class I, and 0.75% for Class I2. These expense reimbursements shall continue in effect until January 1, 2010 and thereafter until terminated by the Adviser.

(3)	Global Shareholder Yield. The Adviser has contractually agreed to reimburse for certain fund level expenses that exceed 0.10% of the average annual net assets. Also, the Adviser has contractually agreed to limit the total expenses of each class as follows (excluding service plan fees for Class R1): 1.05% for Class NAV, 1.60% for Class R1, 1.55% for Class A, 2.25% for Class B, 2.25% for Class C and 1.10% for Class I. These expense reimbursements shall continue in effect until June 30, 2009 and thereafter until terminated by the Adviser.

(4)	Growth Opportunities. The Adviser has contractually agreed to reimburse for certain fund level expenses that exceed 0.24% of the average annual net assets. Also, the Adviser has contractually agreed to limit the total expenses of each class as follows (excluding service plan fees for Class R1): 1.54% for Class A, 2.24% for Class B, 2.24% for Class C, 1.14% for Class I and 1.64% for Class R1. These expense reimbursements shall continue in effect until June 30, 2009 and thereafter until terminated by the Adviser.

(5)	International Allocation Portfolio. The Adviser has contractually agreed to reimburse for certain fund level expenses that exceed 0.09% of the average annual net assets. Also, the Adviser has agreed to contractually limit Rule 12b-1 fees, transfer agency fees, blue sky fees, printing and postage to 0.50% for Class A, 1.20% for Class B, 1.20% for Class C and 0.05% for Class I. These expense reimbursements shall continue in effect until June 30, 2009 and thereafter until terminated by the Adviser.

(6)	International Core Fund. The Adviser has contractually agreed to reimburse for certain fund level expenses that exceed 0.20% of the average annual net assets. Also, the Adviser has contractually agreed to limit the total expenses of each class as follows (excluding service plan fees for Class R1): 1.15% for Class 1, 1.70% for Class A, 2.40% for Class B, 2.40% for Class C, 1.18% for Class I and 1.70% for Class R1. These expense reimbursements shall continue in effect until June 30, 2009 and thereafter until terminated by the Adviser.

(7)	International Growth Fund. The Adviser has contractually agreed to reimburse for certain fund level expenses that exceed 0.18% of the average annual net assets. Also, the Adviser has contractually agreed to limit the total expenses of each class as follows (excluding service plan fees for Class R1): 1.15% for Class 1, 1.20% for Class I, 1.70% for Class A, 2.40% for Class B, 2.40% for Class C and 1.70% for Class R1. These expense reimbursements shall continue in effect until June 30, 2009 and thereafter until terminated by the Adviser.

(8)	Leveraged Companies Fund. The Adviser has agreed contractually to reimburse, or to make a payment to a specific class of shares of the fund in an amount equal to the amount by which the expenses attributable to such class of shares (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the fund’s business, and fees under any agreement or plans of the fund dealing with services for shareholders and others with beneficial interests in shares of the fund) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 1.35% for Class A, 2.05% for Class B and 2.05% for Class C; this expense reimbursement shall continue in effect until May 1, 2009 and thereafter until terminated by the Adviser on notice to the fund. In addition, the Adviser has agreed contractually to reimburse, or to make a payment to Class I shares in an amount equal to the amount by which the expenses attributable to such class of shares (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the fund’s business, and fees under any agreement or plans of the fund dealing with services for shareholders and others with beneficial interests in shares of the fund) exceed 1.10% of average annual net assets (on an annualized basis); this expense reimbursement shall continue in effect until June 1, 2009 and thereafter until terminated by the Adviser on notice to the fund.

(9)	Rainier Growth Fund. The Adviser has contractually agreed to limit the total expenses of each class as follows: Class A to 1.19%, Class I to 0.89% and Class ADV to 1.14% until April 28, 2009 and thereafter until terminated by the adviser. The Adviser has contractually agreed to limit the total expenses of each class as follows: 2.04% for Class B, 2.04% for Class C, 1.89% for Class R, 1.64% for Class R1, 1.39% for Class R2, 1.54% for Class R3, 1.24% for Class R4 and 0.94% for Class R5 until July 31, 2009 and thereafter until terminated by the Adviser.

(10)	Small Cap Opportunities. The Adviser has agreed contractually to reimburse, or to make a payment to a specific class of shares of the fund in an amount equal to the amount by which the expenses attributable to such class of shares (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the fund’s business, and fees under any agreement or plans of the fund dealing with services for shareholders and others with beneficial interests in shares of the fund) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 1.65% for Class A, 2.35% for Class B, 2.35% for Class C and 1.10% for Class I. This expense reimbursement shall continue in effect until June 1, 2009 and thereafter until terminated by the on notice to the fund.

(11)	U.S. Core Fund. The Adviser has contractually agreed to reimburse for certain fund level expenses that exceed 0.10% of the average annual net assets. Also, the Adviser has contractually agreed to limit the total expenses of each class as follows (excluding service plan fees for Class R1): 0.90% for Class 1, 1.35% for Class A, 2.05% for Class B, 2.05% for Class C, 0.95% for Class I and 1.45% for Class R1. These expense reimbursements shall continue in effect until June 30, 2009 and thereafter until terminated by the Adviser.

(12)	Value Opportunities Fund. The Adviser has contractually agreed to reimburse for certain fund level expenses that exceed 0.09% of the average annual net assets. Also, the Adviser has contractually agreed to limit the total expenses of each class as follows (excluding service plan fees for Class R1): 1.39% for Class A, 2.09% for Class B, 2.09% for Class C, 0.99% for Class I and 1.49% for Class R1. These expense reimbursements shall continue in effect until June 30, 2009 and thereafter until terminated by the Adviser.
Information Concerning Comparable Funds
     As shown below, certain Funds in this proxy statement have similar investment objectives and policies. Information regarding the Funds’ advisory fee rates, net assets, and expense limitation provisions is shown above.
     Large Cap Growth Funds — the following funds invest primarily in the equity securities of large cap companies:
Rainier Growth
U.S. Core
     Value Funds — the following Funds invest primarily in the equity securities of U.S. companies that the Funds’ subadvisers believe to be under-valued:
Classic Value Mega Cap
Disciplined Value
Value Opportunities
     International Funds — the following Funds invest primarily in foreign equity securities:
International Core
International Growth
     In addition, JHIMS serves as investment adviser to other mutual funds registered as series of two other trusts, JHF II and JHT. The following table shows information about series of JHF II and JHT that are comparable to one or more Funds.

Net Assets of
Comparable
		Fund as of	Fee Schedule of Comparable	Waivers or
JHF III Fund	Comparable Fund	12-31-08	Fund	Reimbursement
Classic Value Mega	Classic Value Trust	$42,887,555	0.790% — next $2.5 billion;	None
	(JHT)		0.780% — excess over $1 billion
Growth Opportunities	Growth Opportunities Trust (JHT)*		0.800% — first $500 million;
0.780% — next $500 million;
0.770% — next $1.5 billion; and
0.760% — excess over $2.5 billion

*	The advisory fee for series of JHT and JHF II that correspond to each other is based on the aggregate net assets of the two corresponding series.

Net Assets of
Comparable
		Fund as of	Fee Schedule of Comparable	Waivers or
JHF III Fund	Comparable Fund	12-31-08	Fund	Reimbursement
	Growth Opportunities Fund		0.800% — first $500 million;
	(JHF II)*		0.780% — next $500 million;
0.770% — next $1.5 billion; and
0.760% — excess over $2.5 billion
Value Opportunities	Value Opportunities Trust		0.800% — first $500 million;
	(JHT)*		0.780% — next $500 million;
0.770% — next $1.5 billion; and
0.760% — excess over $2.5 billion.
	Value Opportunities Fund		0.800% — first $500 million;
	(JHF II)*		0.780% — next $500 million;
0.770% — next $1.5 billion; and
0.760% — excess over $2.5 billion.

APPENDIX E
OUTSTANDING SHARES AND SHARE OWNERSHIP
     This table shows, as of the Record Date, the number of shares of each class of each Fund eligible to be voted at the Meeting. Certain Funds have issued Class NAV shares, which are held primarily by other investment companies managed by the Adviser or its affiliates.

Fund	Share Class	Number of Eligible Shares
Classic Value Mega Cap	Class A
Class B
Class C
Class I
Class NAV
Class R1
Disciplined Value	Class A
Class B
Class C
Class NAV
Class I
Class I2
Global Shareholder Yield	Class A
Class B
Class C
Class NAV
Class R1
Class I
Growth Opportunities	Class A
Class B
Class C
Class I
Class NAV
Class R1
International Allocation Portfolio	Class A
Class B
Class C
Class I
International Core	Class A
Class B
Class C
Class 1
Class NAV
Class R1
Class 1
International Growth	Class A
Class B
Class C
Class I
Class NAV
Class R1
Class 1
Leveraged Companies	Class A
Class B
Class C
Class I

E-1

Fund	Share Class	Number of Eligible Shares
Rainier Growth	Class A
Class B
Class C
Class I
Class ADV
Class T
Class R
Class R1
Class R2
Class R3
Class R4
Class R5
Small Cap Opportunities	Class A
Class B
Class C
Class I
U.S. Core	Class A
Class B
Class C
Class I
Class NAV
Class R1
Value Opportunities	Class A
Class B
Class C
Class I
Class NAV
Class R1
     Set forth below for each Fund is information as to shareholders, if any, known by the Fund to own beneficially or of record 5% or more of the outstanding shares of any class of shares of the Fund as of the Record Date.

Record or
	Share	Shareholder		Number	% of	Beneficial
Fund	Class	Name	Address	of Shares	Ownership	Ownership

     As of the Record Date, the Trustees and officers of the Funds, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of any of the Funds, except for [ ], who owned [ ]% of the Class [ ] shares of the [ ] Fund.

E-2

33 Vote this proxy card TODAY! Your prompt response will save the expense PROXY TABULATOR of additional mailings P.O. BOX 859232 BRAINTREE, MA 02185-9232 CALL: To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions. LOG-ON: Vote on the internet at www.jhfunds.com/proxy and follow the on-screen instructions. MAIL: Return the signed proxy card in the enclosed envelope. JOHN HANCOCK FUNDS III PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD APRIL 16, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST FUND NAME The undersigned hereby appoints Keith F. Hartstein, Gordon Shone and Thomas M. Kinzler , or any of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund referenced above with respect to which the undersigned is entitled to vote at eh Special Joint Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210, on April 16, 2009 at 2:00 p.m. (Eastern time), and at any adjournments or postponements thereof. The undersigned acknowledges receipt of the Notice of Special Joint Meeting of Shareholders and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such meeting. This proxy will be voted as instructed. If no specification is made for a proposal, the proxy will be voted “FOR” the proposals. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated ___Signature(s) (Title(s), if applicable)(Sign in the Box) NOTE: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly each holder should sign. If signing is by attorney, executor, administrator, trustee, or guarding please give full title. JHFIII-PXC 0409 ?>

		FOR all nominees listed (except as noted on the line at left)	**WITHHOLD** authority to vote for all nominees
1.	Election of eleven Trustees as members of the Board of Trustees of the Trust: (01) James R. Boyle (02) John G. Vrysen (03) James F. Carlin (04) William H. Cunningham (05) Deborah Jackson (06) Charles L. Ladner (07) Stanley Martin (08) John A. Moore (09) Patti McGill Peterson (10) Steven R. Pruchansky (11) Gregory A. Russo	☐	☐

PLEASE SIGN ON REVERSE SIDE

JHFIII-PXC-0409

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL. FOR all nominees listed WITHHOLDPlease fill in box(es) as shown using black or blue ink or number 2 pencil. . (except as noted on the line at left) authority to vote for all PLEASE DO NOT USE FINE POINT PENS. nominees 1.Election of eleven Trustees as members of the Board of Trustees of the Trust: 3 3(01) James R. Boyle (05) Deborah Jackson (09) Patti McGill Peterson (02) John G. Vrysen (06) Charles L. Ladner (10) Steven R. Pruchansky (03) James F. Carlin (07) Stanley Martin (11) Gregory A. Russo (04) William H. Cunningham (08) John A. Moore (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.) FOR AGAINST ABSTAIN Approval of amendments to the Advisory Agreement between the Trust and John Hancock Investment 2.3 3 3 Management Services, LLC. Approval of the following changes to fundamental investment restrictions (See Proxy Statement for 3. Fund(s) voting on this Proposal): Revise: 3(a) Concentration; 3 3 3 3(b) Diversification; 3 3 3 3(c) Underwriting; 3 3 3 3(d) Real Estate; 3 3 3 3(e) Loans; and 3 3 3 3(f) Senior Securities. 3 3 3 Eliminate: 3(g) Margin Investment; and 3 3 3 3(h) Short Selling. 3 3 3 4.Revision to merger approval requirements.3 3 3